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                         FORM OF UNDERWRITING AGREEMENT
                              NXSTAGE MEDICAL, INC.
                            (a Delaware corporation)

                        5,613,371 Shares of Common Stock

                             UNDERWRITING AGREEMENT

Dated:  June [  ], 2006




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                              NXSTAGE MEDICAL, INC.

                            (a Delaware corporation)

                        5,613,371 Shares of Common Stock

                          (Par Value $0.001 Per Share)

                             UNDERWRITING AGREEMENT

                                                                  June [ ], 2006

MERRILL LYNCH & CO.
Merrill Lynch, Pierce, Fenner & Smith
              Incorporated
J.P. MORGAN SECURITIES INC.
Thomas Weisel Partners LLC
JMP Securities LLC
     as Representatives of the several Underwriters
c/o Merrill Lynch & Co.
    Merrill Lynch, Pierce, Fenner & Smith
                    Incorporated
4 World Financial Center
New York, New York 10080

Ladies and Gentlemen:

      NxStage Medical, Inc., a Delaware corporation (the "Company"), and the persons listed in Schedule B-1 and B-2 hereto (the "Selling Shareholders") confirm their respective agreements with Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch"), J.P. Morgan Securities Inc. ("JPMorgan") and each of the other Underwriters named in Schedule A hereto (collectively, the "Underwriters", which term shall also include any underwriter substituted as hereinafter provided in Section 10 hereof), for whom Merrill Lynch, JPMorgan, Thomas Weisel Partners LLC and JMP Securities LLC are acting as representatives (in such capacity, the "Representatives"), with respect to the sale by the Company and the Selling Shareholders, acting severally and not jointly, and the purchase by the Underwriters, acting severally and not jointly, of the respective numbers of shares of Common Stock, par value $0.001 per share, of the Company ("Common Stock") set forth in Schedules A and B hereto and with respect to the grant by the Company to the Underwriters, acting severally and not jointly, of the option described in Section 2(b) hereof to purchase all or any part of 825,000 additional shares of Common Stock to cover overallotments, if any. The aforesaid 5,613,371 shares of Common Stock (the "Initial Securities") to be purchased by the Underwriters and all or any part of the 825,000 shares of Common Stock subject to the option described in Section 2(b) hereof (the "Option Securities") are hereinafter called, collectively, the "Securities".

      The Company and the Selling Shareholders understand that the Underwriters propose to make a public offering of the Securities as soon as the Representatives deem advisable after this Agreement has been executed and delivered.

      The Company has filed with the Securities and Exchange Commission (the "Commission") a registration statement on Form S-1 (No. 333-134187, including the related preliminary prospectus or prospectuses, covering the registration of the Securities under the Securities Act of 1933, as amended (the

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"1933 Act"). Promptly after execution and delivery of this Agreement, the
Company will prepare and file a prospectus in accordance with the provisions of Rule 430A ("Rule 430A") of the rules and regulations of the Commission under the 1933 Act (the "1933 Act Regulations") and paragraph (b) of Rule 424 ("Rule 424(b)") of the 1933 Act Regulations. The information included in such prospectus that was omitted from such registration statement at the time it became effective but that is deemed to be part of such registration statement at the time it became effective pursuant to paragraph (b) of Rule 430A is referred to as "Rule 430A Information." Each prospectus used before such registration statement became effective, and any prospectus that omitted the Rule 430A Information, that was used after such effectiveness and prior to the execution and delivery of this Agreement, is herein called a "preliminary prospectus." Such registration statement, including the amendments thereto, the exhibits and any schedules thereto, at the time it became effective, and including the Rule 430A Information, is herein called the "Registration Statement." Any registration statement filed pursuant to Rule 462(b) of the 1933 Act Regulations is herein referred to as the "Rule 462(b) Registration Statement," and after such filing the term "Registration Statement" shall include the Rule 462(b) Registration Statement. The final prospectus in the form first furnished to the Underwriters for use in connection with the offering of the Securities is herein called the "Prospectus." For purposes of this Agreement, all references to the Registration Statement, any preliminary prospectus, the Prospectus or any amendment or supplement to any of the foregoing shall be deemed to include the copy filed with the Commission pursuant to its Electronic Data Gathering, Analysis and Retrieval system ("EDGAR").

      SECTION 1. Representations and Warranties.

      (a) Representations and Warranties by the Company. The Company represents and warrants to each Underwriter as of the date hereof, as of the Applicable Time referred to in Section 1(a)(i) hereof, as of the Closing Time referred to in Section 2(c) hereof, and as of each Date of Delivery (if any) referred to in
Section 2(b), hereof and agrees with each Underwriter, as follows:

            (i) Compliance with Registration Requirements. Each of the Registration Statement, any Rule 462(b) Registration Statement and any post-effective amendment thereto has become effective under the 1933 Act and no stop order suspending the effectiveness of the Registration Statement, any Rule 462(b) Registration Statement or any post-effective amendment thereto has been issued under the 1933 Act and no proceedings for that purpose have been instituted or are pending or, to the knowledge of the Company, are contemplated by the Commission, and any request on the part of the Commission for additional information has been complied with.

            At the respective times the Registration Statement and any post-effective amendments thereto became effective and at the Closing Time (and, if any Option Securities are purchased, at the Date of Delivery), the Registration Statement and any amendments and supplements thereto complied and will comply in all material respects with the requirements of the 1933 Act and the 1933 Act Regulations and did not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and the Prospectus, any preliminary prospectus and any supplement thereto or prospectus wrapper prepared in connection therewith, at their respective times of issuance and at the Closing Time, complied and will comply in all material respects with any applicable laws or regulations of foreign jurisdictions in which the Prospectus and such preliminary prospectus, as amended or supplemented, if applicable, are distributed in connection with the offer and sale of Reserved Securities. Neither the Prospectus nor any amendments or supplements thereto (including any prospectus wrapper), at the time the Prospectus or any amendments or supplements thereto were issued and at the Closing Time (and, if any Option Securities are purchased, at the Date of Delivery), included or will include an untrue statement of a material fact


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      or omitted or will omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

            As of the Applicable Time (as defined below), neither (x) the Issuer General Use Free Writing Prospectus(es) (as defined below) issued at or prior to the Applicable Time and the Statutory Prospectus (as defined below) as of the Applicable Time and the information included on Schedule C hereto, all considered together (collectively, the "General Disclosure Package"), nor (y) any individual Issuer Limited Use Free Writing Prospectus, when considered together with the General Disclosure Package, included any untrue statement of a material fact or omitted to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

            As used in this subsection and elsewhere in this Agreement:

            "Applicable Time" means [ ]:00 [a/p]m (Eastern time) on [INSERT DATE] or such other time as agreed by the Company, Merrill Lynch and JPMorgan.

            "Issuer Free Writing Prospectus" means any "issuer free writing prospectus," as defined in Rule 433 of the 1933 Act Regulations ("Rule 433"), relating to the Securities that (i) is required to be filed with the Commission by the Company, (ii) is a "road show for an offering that is a written communication" within the meaning of Rule 433(d)(8)(i) whether or not required to be filed with the Commission or (iii) is exempt from filing pursuant to Rule 433(d)(5)(i) because it contains a description of the Securities or of the offering that does not reflect the final terms, in each case in the form filed or required to be filed with the Commission or, if not required to be filed , in the form retained in the Company's records pursuant to Rule 433(g).

            "Issuer General Use Free Writing Prospectus" means any Issuer Free Writing Prospectus that is intended for general distribution to prospective investors (other than a Bona Fide Electronic Road Show (as defined below)), as evidenced by its being specified in Schedule E hereto.

            "Issuer Limited Use Free Writing Prospectus" means any Issuer Free Writing Prospectus that is not an Issuer General Use Free Writing Prospectus.

            "Statutory Prospectus" as of any time means the prospectus relating to the Securities that is included in the Registration Statement immediately prior to that time, including any document incorporated by reference therein.

            The Company has made available a "bona fide electronic road show," as defined in Rule 433, in compliance with Rule 433(d)(8)(ii) (the "Bona Fide Electronic Road Show") such that no filing of any "road show" (as defined in Rule 433(h)) is required in connection with the offering of the Securities.

            Each Issuer Free Writing Prospectus, as of its issue date and at all subsequent times through the completion of the public offer and sale of the Securities or until any earlier date that the issuer notified or notifies Merrill Lynch and JPMorgan as described in Section 3(e), did not, does not and will not include any information that conflicted, conflicts or will conflict with the information contained in the Registration Statement or the Prospectus and any preliminary or other prospectus deemed to be a part thereof that has not been superseded or modified.


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            The representations and warranties in this subsection shall not apply to statements in or omissions from the Registration Statement (or any amendment thereto), the Prospectus (or any amendment or supplement thereto) or any Issuer Free Writing Prospectus made in reliance upon and in conformity with written information furnished to the Company by any Underwriter through any of the Representatives expressly for use therein.

            Each preliminary prospectus (including the prospectus filed as part of the Registration Statement as originally filed or as part of any amendment thereto) complied when so filed in all material respects with the 1933 Act Regulations and each preliminary prospectus and the Prospectus delivered to the Underwriters for use in connection with this offering was identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T.

            At the time of filing the Registration Statement, any 462(b) Registration Statement and any post-effective amendments thereto and at the date hereof, the Company was not and is not an "ineligible issuer," as defined in Rule 405 of the 1933 Act Regulations.

            (ii) Independent Accountants. Ernst & Young LLP, the accountants who certified the financial statements and the supporting schedules, if any, included in the Registration Statement are registered independent public accountants as required by the 1933 Act and the 1933 Act Regulations.

            (iii) Financial Statements. The financial statements included in the Registration Statement, the General Disclosure Package and the Prospectus, together with the related schedules and notes, present fairly, in all material respects the financial position of the Company and its consolidated Subsidiary (as defined below) at the dates indicated and the statement of operations, stockholders' equity and cash flows of the Company and its consolidated subsidiaries for the periods specified; said financial statements have been prepared in conformity with generally accepted accounting principles ("GAAP") applied on a consistent basis throughout the periods involved. The selected financial data and the summary financial information included in the Prospectus present fairly in all material respects, the information shown therein and have been compiled on a basis consistent with that of the audited financial statements included in the Registration Statement.

            (iv) No Material Adverse Change in Business. Since the respective dates as of which information is given in the Registration Statement and the Prospectus, except as otherwise stated therein, (A) there has not been any material adverse change or any development involving a prospective material adverse change, in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Company and EIR Medical, Inc., a Massachusetts corporation (the "Subsidiary") considered as one enterprise, whether or not arising in the ordinary course of business (a "Material Adverse Effect"), (B) there have been no transactions entered into by the Company or the Subsidiary, other than those in the ordinary course of business, which are material with respect to the Company and the Subsidiary considered as one enterprise, and (C) there has been no dividend or distribution of any kind declared, paid or made by the Company on any class of its capital stock.

            (v) Good Standing of the Company. The Company has been duly organized and is validly existing as a corporation in good standing under the laws of the State of Delaware and has corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Prospectus and to enter into and perform its obligations under this Agreement; and the Company is duly qualified as a foreign corporation to transact business and is in good


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      standing in each other jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure so to qualify or to be in good standing would not reasonably be expected to result in a Material Adverse Effect. The Company is qualified as a foreign corporation to transact business in the Commonwealth of Massachusetts.

            (vi) Good Standing of Subsidiaries. The Subsidiary has been duly organized and is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, has corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Prospectus and is duly qualified as a foreign corporation to transact business and is in good standing in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure so to qualify or to be in good standing would not reasonably be expected to result in a Material Adverse Effect; except as otherwise disclosed in the Registration Statement, all of the issued and outstanding capital stock of the Subsidiary has been duly authorized and validly issued, is fully paid and non-assessable and is owned by the Company, directly or through the Subsidiary, free and clear of any security interest, mortgage, pledge, lien, encumbrance, claim or equity; none of the outstanding shares of capital stock of the Subsidiary was issued in violation of the preemptive or similar rights of any securityholder of the Subsidiary. The only subsidiaries of the Company are listed on Exhibit 21.1 to the Registration Statement.

            (vii) Capitalization. The authorized, issued and outstanding capital stock of the Company is as set forth in the Prospectus in the column entitled "Actual" under the caption "Capitalization" (except for issuances subsequent to March 31, 2006, if any, pursuant to this Agreement, pursuant to reservations, agreements or employee benefit plans referred to in the Prospectus or pursuant to the exercise of convertible securities or options referred to in the Prospectus). The shares of issued and outstanding capital stock of the Company, including the Securities to be purchased by the Underwriters from the Selling Shareholders, have been duly authorized and validly issued and are fully paid and non-assessable; none of the outstanding shares of capital stock of the Company, including the Securities to be purchased by the Underwriters from the Selling Shareholders, was (or will be at the Closing Time) issued in violation of the preemptive or other similar rights of any securityholder of the Company.

            (viii) Authorization of Agreement. This Agreement has been duly authorized, executed and delivered by the Company.

            (ix) Authorization and Description of Securities. The Securities to be purchased by the Underwriters from the Company have been duly authorized for issuance and sale to the Underwriters pursuant to this Agreement and, when issued and delivered by the Company pursuant to this Agreement against payment of the consideration set forth herein will be validly issued, fully paid and non-assessable; the Common Stock conforms to all statements relating thereto contained in the Prospectus and such description conforms to the rights set forth in the instruments defining the same; and the issuance of the Securities is not subject to the preemptive or other similar rights of any securityholder of the Company.

            (x) Absence of Defaults and Conflicts. Neither the Company nor the Subsidiary is in violation of its charter or by-laws or in default in the performance or observance of any obligation, agreement, covenant or condition contained in any contract, indenture, mortgage, deed of trust, loan or credit agreement, note, lease or other agreement or instrument to which the Company or the Subsidiary is a party or by which it or any of them may be bound, or to which any of the property or assets of the Company or the Subsidiary is subject (collectively,


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      "Agreements and Instruments") except for such defaults that would not reasonably be expected to result in a Material Adverse Effect; and the execution, delivery and performance of this Agreement and the consummation of the transactions contemplated herein and in the Registration Statement (including the issuance and sale of Securities to be purchased by the Underwriters from the Company and the use of the proceeds from the sale of such Securities as described in the Prospectus under the caption "Use of Proceeds") and compliance by the Company with its obligations hereunder have been duly authorized by all necessary corporate action and do not and will not, whether with or without the giving of notice or passage of time or both, conflict with or constitute a breach of, or default or Repayment Event (as defined below) under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or the Subsidiary pursuant to, the Agreements and Instruments (except for such conflicts, breaches, defaults or Repayment Events or liens, charges or encumbrances that would not reasonably be expected to result in a Material Adverse Effect), nor will such action result in any violation of any applicable law, statute, rule, regulation, judgment, order, writ or decree of any government, government instrumentality or court, domestic or foreign, having jurisdiction over the Company or the Subsidiary or any of their assets, properties or operations (except for such violations that would not reasonably be expected to result in a Material Adverse Effect), or the provisions of the charter or by-laws of the Company or the Subsidiary. As used herein, a "Repayment Event" means any event or condition which gives the holder of any note, debenture or other evidence of indebtedness (or any person acting on such holder's behalf) the right to require the repurchase, redemption or repayment of all or a portion of such indebtedness by the Company or the Subsidiary.

            (xi) Absence of Labor Dispute. No labor dispute with the employees of the Company or the Subsidiary exists or, to the knowledge of the Company, is imminent, and the Company is not aware of any existing or imminent labor disturbance by the employees of any of its or the Subsidiary's principal suppliers, manufacturers, customers or contractors, which, in either case, would reasonably be expected to result in a Material Adverse Effect.

            (xii) Absence of Proceedings. There is no action, suit, proceeding, inquiry or investigation before or brought by any court or governmental agency or body, domestic or foreign, now pending, or, to the knowledge of the Company, threatened, against or affecting the Company or the Subsidiary, which is required to be disclosed in the Registration Statement (other than as disclosed therein), or which would be reasonably expected to result in a Material Adverse Effect, or which might materially and adversely affect the properties or assets thereof or the consummation of the transactions contemplated herein or the performance by the Company of its obligations hereunder (other than as disclosed in the Registration Statement); the aggregate of all pending legal or governmental proceedings to which the Company or the Subsidiary is a party or of which any of their respective property or assets is the subject which are not described in the Registration Statement, including ordinary routine litigation incidental to the business, would not reasonably be expected to result in a Material Adverse Effect.

            (xiii) Statistical and Market Related Data. The statistical and market related data included in the Registration Statement are based on or derived from sources that the Company believes to be reliable and accurate.

            (xiv) Accuracy of Exhibits. There are no contracts or documents which are required to be described in the Registration Statement or the Prospectus or to be filed as exhibits thereto which have not been so described and filed as required.


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            (xv) Intellectual Property Rights. The Company and the Subsidiary
      own, possess or can acquire on reasonable terms sufficient trademarks, trade names, patent rights, copyrights, domain names, licenses, approvals, trade secrets, inventions, technology, know-how and other intellectual property and similar rights, including registrations and applications for registration thereof as are necessary or material to conduct the business as now conducted or proposed in the Registration Statement to be conducted by them, or presently employed by them (collectively, "Intellectual Property Rights"). The expected expiration of any of the Intellectual Property Rights owned by or licensed to the Company and the Subsidiary would not, individually or in the aggregate, have a Material Adverse Effect. The Company or the Subsidiary is the exclusive owner of the entire and unencumbered right, title and interest to the Intellectual Property Rights, and the Company or the Subsidiary has a valid right to use the Intellectual Property Rights in the ordinary course of the business as now conducted or proposed in the Prospectus to be conducted by the Company and the Subsidiary. There is no pending or, to the knowledge of the Company and the Subsidiary, threatened action, suit, proceeding or claim by others challenging the Company's or the Subsidiary's rights in or to any of the Intellectual Property Rights owned by or licensed to the Company and the Subsidiary. To the knowledge of the Company and the Subsidiary there is no material infringement, misappropriation or other violation by third parties of any of the Intellectual Property Rights owned by or licensed to the Company and the Subsidiary. To the knowledge of the Company and the Subsidiary the Intellectual Property Rights owned by or licensed to the Company and the Subsidiary are valid and enforceable. To the knowledge of the Company and the Subsidiary, there is no pending or threatened action, suit, proceeding or claim by others challenging the validity, enforceability or scope of any of the Intellectual Property Rights owned by or licensed to the Company and the Subsidiary. To the knowledge of the Company and the Subsidiary, the operation of the business as now conducted or proposed in the Prospectus to be conducted does not conflict with, infringe, misappropriate or otherwise violate the Intellectual Property Rights or other proprietary rights of any third party. There is no pending or, to the knowledge of the Company and the Subsidiary, threatened action, suit, proceeding or claim by others that the Company or the Subsidiary infringes, misappropriates or otherwise violates or conflicts with any Intellectual Property Rights or other proprietary rights of others, the Company and the Subsidiary have not received any written notice of any such claim. To the knowledge of the Company and the Subsidiary, no officer, director or employee of the Company or the Subsidiary is in or has ever been in violation of any term of any employment contract, patent disclosure agreement, invention assignment agreement, non-competition agreement, non-solicitation agreement, nondisclosure agreement or any restrictive covenant to or with a former employer, where the basis of such violation relates to such employee's employment with the Company or the Subsidiary or actions undertaken by the employee while employed with the Company or the Subsidiary. None of the Intellectual Property Rights used by the Company or the Subsidiary in its their business as now conducted, or proposed in the Prospectus to be conducted, has been obtained or is being used by the Company or the Subsidiary in violation of any contractual obligation binding on the Company, the Subsidiary, or any of their officers, directors or employees or otherwise in violation of the rights of any persons.

            (xvi) Patent Applications. The Company and the Subsidiary have duly and properly filed or caused to be filed with the U. S. Patent and Trademark Office (the "PTO") or foreign and international patent authorities all patent applications disclosed in the Prospectus as owned by the Company and the Subsidiary (the "Company Patent Applications"). To the knowledge of the Company and the Subsidiary, the Company has complied with the PTO's duty of candor and disclosure for the Company Patent Applications and has made no material misrepresentation during prosecution of the Company Patent Applications. To knowledge of the Company and the Subsidiary, the Company Patent Applications disclose patentable subject matters, and the Company has not been notified of any inventorship challenges nor has any interference been


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      declared or provoked nor is any material fact known by the Company and the
      Subsidiary that would preclude the issuance of patents with respect to the Company Patent Applications or would render such patents, if issued, invalid or unenforceable.

            (xvii) Intellectual Property Licenses. The Company and the Subsidiary have not breached and are not currently in breach of any provision of any license, contract or other agreement governing the Company's or the Subsidiary's use of Intellectual Property Rights owned by third parties (collectively, the "Licenses"), except for breaches that would not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect, no third party has alleged any such breach, and the Company and the Subsidiary are unaware of any facts that would form a reasonable basis for such a claim. To the knowledge of the Company and the Subsidiary, no other party to the Licenses has breached or is currently in breach of any provision of the Licenses, except for breaches that would not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect. Each of the Licenses is in full force and effect and constitutes a valid and binding agreement between the parties thereto, enforceable in accordance with its terms, and there has not occurred any breach or default under any such Licenses or any event that with the giving of notice or lapse of time would constitute a breach or default thereunder, except for breaches or defaults that would not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect. Except as would not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect, neither the Company nor the Subsidiary have been or are currently involved in any disputes regarding the Licenses. To the knowledge of the Company and the Subsidiary, all Intellectual Property Rights licensed to the Company and the Subsidiary pursuant to the Licenses are valid, enforceable and being duly maintained. To knowledge of the Company and the Subsidiary, all applications for registration of Intellectual Property Rights that are licensed to the Company or the Subsidiary pursuant to the Licenses are being duly prosecuted.

            (xviii) Absence of Further Requirements. No filing with, or authorization, approval, consent, license, order, registration, qualification or decree of, any court or governmental authority or agency is necessary or required for the performance by the Company of its obligations hereunder, in connection with the offering, issuance or sale of the Securities hereunder or the consummation by the Company of the transactions contemplated by this Agreement, except (i) such as have been already obtained or as may be required under the 1933 Act or the 1933 Act Regulations and foreign or state securities or blue sky laws.

            (xix) Absence of Manipulation. Neither the Company nor, to the knowledge of the Company, any affiliate of the Company, has taken, nor will the Company or any affiliate take, directly or indirectly, any action which is designed to or which has constituted or which would be expected to cause or result in stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Securities.

            (xx) Possession of Licenses and Permits. The Company and the Subsidiary possess such permits, licenses, approvals, consents and other authorizations (collectively, "Governmental Licenses") issued by the appropriate federal, state, local or foreign regulatory agencies or bodies necessary to conduct the business now operated by them, except where the failure to possess such Governmental licenses would not, singly or in the aggregate, reasonably be expected to result in a Material Adverse Effect; the Company and the Subsidiary are in compliance with the terms and conditions of all such Governmental Licenses, except where the failure so to comply would not, singly or in the aggregate, reasonably be expected to result in a Material Adverse Effect; all of the Governmental Licenses are valid and in full force and effect, except when the invalidity of such Governmental Licenses or the failure of such Governmental Licenses to be in full force and effect


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      would not, singly or in the aggregate, reasonably be expected to result in a Material Adverse Effect; and neither the Company nor the Subsidiary has received any notice of proceedings relating to the revocation or modification of any such Governmental Licenses which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would reasonably be expected to result in a Material Adverse Effect.

            (xxi) Title to Property. The Company and the Subsidiary have good and marketable title to all real property owned by the Company and the Subsidiary and good title to all other properties owned by them, in each case, free and clear of all mortgages, pledges, liens, security interests, claims, restrictions or encumbrances of any kind except such as (a) are described in the Registration Statement or (b) do not, singly or in the aggregate, materially affect the value of such property and do not interfere with the use made and proposed to be made of such property by the Company or the Subsidiary; and all of the leases and subleases material to the business of the Company and the Subsidiary, considered as one enterprise, and under which the Company or the Subsidiary holds properties described in the Prospectus, are in full force and effect, and neither the Company nor the Subsidiary has any notice of any material claim of any sort that has been asserted by anyone adverse to the rights of the Company or the Subsidiary under any of the leases or subleases mentioned above, or affecting or questioning the rights of the Company or the Subsidiary to the continued possession of the leased or subleased premises under any such lease or sublease.

            (xxii) Investment Company Act. The Company is not required, and upon the issuance and sale of the Securities as herein contemplated and the application of the net proceeds therefrom as described in the Prospectus will not be required, to register as an "investment company" under the Investment Company Act of 1940, as amended (the "1940 Act").

            (xxiii) ERISA compliance. No "prohibited transaction" (as defined in
      Section 406 of the Employee Retirement Income Security Act of 1974, as amended from time to time, including the regulations and published interpretations thereunder ("ERISA"), or Section 4975 of the Internal Revenue Code of 1986, as amended from time to time (the "Code")) or "accumulated funding deficiency" (as defined in Section 302 of ERISA) or any of the reportable events set forth in Section 4043(c) of ERISA (other than events with respect to which the 30-day notice requirement under
      Section 4043 of ERISA has been waived) has occurred with respect to any employee benefit plan of the Company or the Subsidiary which would reasonably be expected to have a Material Adverse Effect, each such employee benefit plan is in compliance with applicable law, including ERISA and the Code, except where such noncompliance, individually or in the aggregate, would not reasonably be expected to have a Material Adverse Effect, the Company and the Subsidiary have not incurred and do not expect to incur liability under Title IV of ERISA with respect to the termination of, or withdrawal from, any pension plan for which the Company or the Subsidiary would reasonably be expected to have any liability that would have a Material Adverse Effect; and each such pension plan maintained by the Company or the Subsidiary that is intended to be qualified under
      Section 401(a) of the Code is so qualified in all material respects and nothing has occurred, whether by action or by failure to act, which would cause the loss of such qualification, in each case, except where any such failure to qualify or loss of qualification would not reasonably be expected to have a Material Adverse Effect.

            (xxiv) Environmental Laws. Except as described in the Registration Statement and except as would not, singly or in the aggregate, reasonably be expected to result in a Material Adverse Effect, (A) neither the Company nor the Subsidiary is in violation of any federal, state, local or foreign statute, law, rule, regulation, ordinance, code, policy or rule of common law or any judicial or administrative interpretation thereof, including any judicial or administrative order, consent, decree or judgment, relating to pollution or protection of human health, the environment (including, without limitation, ambient air, surface water, groundwater, land surface or subsurface strata) or wildlife, including, without limitation, laws and regulations relating to the release or threatened release of chemicals, pollutants, contaminants, wastes, toxic substances, hazardous substances, petroleum or petroleum products, asbestos-containing materials or mold (collectively, "Hazardous Materials") or to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of Hazardous Materials (collectively, "Environmental Laws"), (B) the Company and the Subsidiary have all permits, authorizations and approvals required under any applicable Environmental Laws and are each in compliance with their requirements, (C) there are no pending or, to the Company's knowledge, threatened administrative, regulatory or judicial actions, suits, demands, demand letters, claims, liens, notices of noncompliance or violation, investigation or proceedings relating to any Environmental Law against the Company or the Subsidiary and (D) to the Company's knowledge, there are no events or circumstances that would reasonably be expected to form the basis of an order for clean-up or remediation, or an action, suit or proceeding by any private party or governmental body or agency, against or affecting the Company or the Subsidiary relating to Hazardous Materials or any Environmental Laws.

            (xxv) Tax Law Compliance. The Company has filed all necessary federal, state and foreign income and franchise tax returns or has validly requested extensions thereof (except for any failures to file that would not individually or in the aggregate reasonably be expected to have a Material Adverse Effect or as disclosed in the Registration Statement) and has paid all taxes required to be paid and, if due and payable, any related or similar assessment, fine or penalty levied against it, except for any tax or related or similar assessment, fine or penalty that is currently being contested in good faith through appropriate proceedings or as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect or as disclosed in the Registration Statement. The Company has made adequate charges, accruals and reserves in the applicable financial statements referred to in Section l(a)(iv) above in respect of all federal, state and foreign income and franchise taxes for all periods as to which the tax liability of the Company has not been finally determined, except as would not individually or in the aggregate reasonably be expected to have a Material Adverse Effect or as disclosed in the Registration Statement. There are no tax audits or investigations pending, which if adversely determined would individually or in the aggregate reasonably be expected to result in a Material Adverse Effect, except as disclosed in the Registration Statement, nor, to the Company's knowledge, are there any proposed additional tax assessments against the Company which if adversely determined would individually or in the aggregate reasonably be expected to result in a Material Adverse Effect, except as disclosed in the Registration Statement.

            (xxvi) Insurance. The Company and the Subsidiary carry, or are covered by, insurance covering their respective properties, operations, personnel and businesses which insurance is in such amounts and insures against such losses and risks as are adequate to protect the Company and the Subsidiary and their respective businesses. The Company has no reason to believe that it will not be able (i) to renew its existing insurance coverage as and when such policies expire or (ii) to obtain comparable coverage from similar institutions as may be necessary or appropriate to conduct its business as now conducted and at a cost that would not reasonably be expected to result in a Material Adverse Effect. The Company has not been denied any insurance coverage, for which it has applied.

            (xxvii) FDA Compliance. Each of the Company and the Subsidiary has filed with the U.S. Food and Drug Administration (the "FDA") and all other applicable foreign, state and local regulatory bodies for, and received approval of, all registrations, applications, licenses, requests for exemptions, permits and other regulatory authorizations material to the conduct of its business as now conducted, except where such failure to file or receive approval would not reasonably be expected to have a Material Adverse Effect; each of the Company and the Subsidiary is in compliance in all material respects with all such registrations, applications, licenses, requests for exemptions, permits and other regulatory authorizations, and all applicable FDA, foreign, state and local rules and regulations; and the Company has no reason to believe that any party granting any such registration, application, license, request for exemption, permit or other authorization is considering limiting, suspending or revoking the same in any material respect.

            (xxviii) Medicare and Medicaid. Except as would not, individually or in the aggregate, result in a Material Adverse Effect, the Company is in compliance in all material respects with all applicable laws, statutes, ordinances, rules or regulations with respect to Medicare and Medicaid (including, without limitation, all provisions of the Social Security Act pertaining to Medicare and Medicaid and The False Claims Act).

            (xxix) FDA, Medicare, Medicaid and PTO Proceedings. To the best of the Company's knowledge, except as disclosed in the Registration Statement, there are no rulemaking or similar proceedings before the FDA, The Centers for Medicare and Medicare Services or the U.S. Patent and Trademark Office or any similar entity in any other jurisdiction which affects or involves, or will affect or involve, the Company or any of the processes or products which the Prospectus discloses the Company has developed, is developing or proposes to develop or uses or proposes to use which, if the subject of an action unfavorable to the Company, would reasonably be expected to have a Material Adverse Effect upon the Company.

            (xxx) No Actions by FDA. Other than as disclosed in the Registration Statement, the FDA has not commenced, or, to the Company's knowledge, threatened to initiate, any action to withdraw its approval of any product of the Company or the Subsidiary or commenced or, to the Company's knowledge, threatened to initiate any action to withdraw its approval of any facility of the Company or the Subsidiary.

            (xxxi) Clinical and Preclinical Tests. Each of the human clinical trials and other preclinical tests conducted by the Company or the Subsidiary, or in which the Company or the Subsidiary has participated, that are described in the Registration Statement or the Prospectus or the results of which are referred to in the Registration Statement or the Prospectus, and such studies and tests conducted on behalf of the Company or the Subsidiary, were and, if still pending, are being conducted in all material respects (i) in accordance with experimental protocols, procedures and controls generally used by qualified experts in the preclinical or clinical study of products comparable to those developed by the Company and (ii) for pre-market investigational device exemption studies, in compliance with all applicable current Good Laboratory and Good Clinical Practices; the descriptions of the results of such studies, tests and trials contained in the Registration Statement and the Prospectus are accurate and complete in all material respects, and the Company has no knowledge of any other trials, studies or tests, the results of which reasonably call into question the results described or referred to in the Registration Statement and the Prospectus; neither the Company nor the Subsidiary has received any notices or correspondence from the FDA or any other governmental agency requiring the termination, suspension or modification (other than such suspensions as have been lifted or such modifications as have been complied with as disclosed in the Registration Statement) of preclinical tests or clinical trials conducted by or on behalf of the Company or the Subsidiary or in which the Company or the Subsidiary has participated that are described in the Registration Statement or the Prospectus or the results of which are referred to in the Registration Statement or the Prospectus.

            (xxxii) No Violation of FCPA. None of the Company, the Subsidiary or, to the knowledge of the Company, any director, officer, agent, employee or affiliate of the Company or the Subsidiary is aware of, or has taken, any action, directly or indirectly, that would reasonably be expected to result in a violation by such Persons of Foreign Corrupt Practices Act of 1977, as amended, and the rules and regulations thereunder (the "FCPA"), including, without limitation, making use of the mails or any means or instrumentality of interstate commerce corruptly in furtherance of an offer, payment, promise to pay or authorization of the payment of any money, or other property, gift, promise to give, or authorization of the giving of anything of value to any "foreign official" (as such term is defined in the FCPA) or any foreign political party or official thereof or any candidate for foreign political office, in contravention of the FCPA; and the Company and the Subsidiary have conducted their businesses in compliance with the FCPA and have instituted and maintain policies and procedures designed to ensure, and which are reasonably expected to continue to ensure, continued compliance therewith.

            (xxxiii) Registration Rights. Except as otherwise disclosed in the Registration Statement, there are no persons with registration rights or other similar rights to have any securities registered pursuant to the Registration Statement or otherwise registered by the Company under the 1933 Act.

            (xxxiv) Compliance with Sarbanes-Oxley Act. The Company and the Subsidiary are in compliance in all material respects with the provisions of the Sarbanes-Oxley Act of 2002 and the rules and regulations promulgated in connection therewith (the "Sarbanes-Oxley Act") that are effective and are applicable to the Company as an "issuer" as defined under the Sarbanes-Oxley Act and to which it is then subject.

            (xxxv) Disclosure and Internal Controls. As of the Closing Time, the Company will have established disclosure controls and procedures (as such term is defined in Rules 13a-14 and 15d-14 under the 1934 Act) that (A) are designed to ensure that material information relating to the Company and the Subsidiary is known to the Company's Chief Executive Officer and its Chief Financial Officer by others within the Company and the Subsidiary, particularly during the periods in which the filings made by the Company with the Commission which it may make under the 1934 Act are being prepared, (B) will be evaluated for effectiveness as of the end of each fiscal quarter and (C) are effective in all material respects to perform the functions for which they were established. The Company and the Subsidiary maintain a system of internal accounting controls sufficient to provide reasonable assurances that (A) transactions are executed in accordance with management's general or specific authorization, (B) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain accountability for assets, (C) access to assets is permitted only in accordance with management's general or specific authorization and (D) the recorded accountability for assets is compared in all material respects with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences. The Company and its consolidated subsidiaries employ disclosure controls and procedures that are designed to ensure that information required to be disclosed by the Company in the reports that it files or submits under the 1934 Act is recorded, processed, summarized and reported, within the time periods specified in the Commission's rules and forms, and is accumulated and communicated to the Company's management, including its principal executive officer or officers and principal financial officer or officers, as appropriate, to allow timely decisions regarding disclosure.

      (b) Representations and Warranties by the Selling Shareholders. Each Selling Shareholder severally and not jointly represents and warrants to each Underwriter as of the date hereof, as of the

Closing Time, and, if the Selling Shareholder is selling Option Securities on a Date of Delivery, as of each such Date of Delivery, and agrees with each Underwriter, as follows:

            (i) Accurate Disclosure. (A) To the best knowledge of the Selling Shareholder listed on Schedule B-1 hereto, the representations and warranties of the Company contained in Section 1(a) hereof are true and correct; such Selling Shareholder has reviewed and is familiar with the Registration Statement, the General Disclosure Package and the Prospectus and none of the General Disclosure Package, the Prospectus, any amendments or supplements thereto includes any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; such Selling Shareholder is not prompted to sell the Securities to be sold by such Selling Shareholder hereunder by any information concerning the Company or any subsidiary of the Company which is not set forth in the General Disclosure Package or the Prospectus. (B) To the best knowledge of the Selling Shareholder listed on Schedule B-2 hereto, the information that relates specifically to such Selling Shareholder, as set forth in the General Disclosure Package and the Prospectus under the caption "Principal and Selling Stockholders," does not contain and, as amended or supplemented, if applicable, will not contain, any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they are made, not misleading; such Selling Shareholder is not prompted to sell the Securities to be sold by such Selling Shareholder hereunder by any information concerning the Company or any subsidiary of the Company which is not set forth in the General Disclosure Package or Prospectus.

            (ii) Authorization of this Agreement. This Agreement has been duly authorized, executed and delivered by or on behalf of such Selling Shareholder.

            (iii) Authorization of Power of Attorney and Custody Agreement. The Power of Attorney and Custody Agreement, in the form heretofore furnished to the Representatives (the "Power of Attorney and Custody Agreement"), has been duly authorized, executed and delivered by such Selling Shareholder and, assuming the due authorization, execution and delivery by the other parties thereto, is the valid and binding agreement of such Selling Shareholder.

            (iv) Noncontravention. The execution and delivery of this Agreement and the Power of Attorney and Custody Agreement and the sale and delivery of the Securities to be sold by such Selling Shareholder and the consummation of the transactions contemplated herein and compliance by such Selling Shareholder with its obligations hereunder do not and will not, whether with or without the giving of notice or passage of time or both, conflict with or constitute a breach of, or default under, or result in the creation or imposition of any tax, lien, charge or encumbrance upon the Securities to be sold by such Selling Shareholder or any property or assets of such Selling Shareholder pursuant to any contract, indenture, mortgage, deed of trust, loan or credit agreement, note, license, lease or other agreement or instrument to which such Selling Shareholder is a party or by which such Selling Shareholder may be bound, or to which any of the property or assets of such Selling Shareholder is subject, (except for such conflicts, breaches or defaults that would not adversely affect such Selling Shareholder's ability to fulfill its obligations hereunder or under the Power of Attorney and Custody Agreement), nor will such action result in any violation of the provisions of the charter or by-laws or other organizational instrument of such Selling Shareholder, if applicable, or any applicable treaty, law, statute, rule, regulation, judgment, order, writ or decree of any government, government instrumentality or court, domestic or foreign, having jurisdiction over such Selling Shareholder or any of its properties.

            (v) Certificates Suitable for Transfer. The Securities to be sold by such Selling Shareholder pursuant to this Agreement are certificated securities in registered form and are not held in any securities account or by or through any securities intermediary within the meaning of the Uniform Commercial Code as in effect in the State of New York (the "UCC"). Certificates for all of the Securities to be sold by such Selling Shareholder pursuant to this Agreement, in suitable form for transfer by delivery or accompanied by duly executed instruments of transfer or assignment in blank with signatures guaranteed, have been placed in custody with the Company (the "Custodian") with irrevocable conditional instructions to deliver such Securities to the Underwriters pursuant to this Agreement.

            (vi) Valid Title. Such Selling Shareholder has, and at the Closing Time will have, valid title to the Securities to be sold by such Selling Shareholder free and clear of all security interests, claims, liens, equities or other encumbrances other than pursuant to this Agreement and the legal right and power, and all authorization and approval required by law, to enter into this Agreement and the Power of Attorney and Custody Agreement and to sell, transfer and deliver the Securities to be sold by such Selling Shareholder or a valid security entitlement in respect of such Securities.

            (vii) Delivery of Securities. Upon the Underwriters' acquiring possession of the Securities to be sold by such Selling Shareholder and paying the purchase price therefor pursuant to this Agreement, the Underwriters (assuming that no such Underwriter has notice of any "adverse claim," within the meaning of Section 8-105 of the New York Uniform Commercial Code, to such Securities) will acquire their respective interests in such Securities (including, without limitation, all rights that such Selling Shareholder had or has the power to transfer in such Securities) free and clear of any adverse claim within the meaning of
      Section 8-102 of the New York Uniform Commercial Code.

            (viii) Absence of Manipulation. Such Selling Shareholder has not taken, and will not take, directly or indirectly, any action which is designed to or which has constituted or would be expected to cause or result in stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Securities.

            (ix) Absence of Further Requirements. No filing with, or consent, approval, authorization, order, registration, qualification or decree of, any court or governmental authority or agency, domestic or foreign, is necessary or required for the performance by such Selling Shareholder of its obligations hereunder or in the Power of Attorney and Custody Agreement, or in connection with the sale and delivery of the Securities by such Selling Shareholder hereunder or the consummation of the transactions contemplated by this Agreement with respet to such Selling Shareholder, except such as may have previously been made or obtained or as may be required under the 1933 Act or the 1933 Act Regulations or state securities laws.

            (x) Restriction on Sale of Securities. Such Selling Shareholder has previously delivered to the Representatives a lock-up agreement substantially in the form attached as Exhibit F hereto.

      (c) Officer's Certificates. Any certificate signed by any officer of the Company or the Subsidiary delivered to the Representatives or to counsel for the Underwriters shall be deemed a representation and warranty by the Company to each Underwriter as to the matters covered thereby; and any certificate signed by or on behalf of a Selling Shareholder as such and delivered to the Representatives or to counsel for the Underwriters pursuant to the terms of this Agreement shall be deemed a representation and warranty by such Selling Shareholder to the Underwriters as to the matters covered thereby.

      SECTION 2. Sale and Delivery to Underwriters; Closing.

      (a) Initial Securities. On the basis of the representations and warranties herein contained and subject to the terms and conditions herein set forth, the Company and each Selling Shareholder, severally and not jointly, agrees to sell to each Underwriter, severally and not jointly, and each Underwriter, severally and not jointly, agrees to purchase from the Company and such Selling Shareholder, at the price per share set forth in Schedule C, that proportion of the number of Initial Securities set forth in Schedule B opposite the name of the Company or such Selling Shareholder, as the case may be, which the number of Initial Securities set forth in Schedule A opposite the name of such Underwriter, plus any additional number of Initial Securities which such Underwriter may become obligated to purchase pursuant to the provisions of
Section 10 hereof, bears to the total number of Initial Securities, subject, in each case, to such adjustments among the Underwriters as the Representatives in their sole discretion shall make to eliminate any sales or purchases of fractional securities.

      (b) Option Securities. In addition, on the basis of the representations and warranties herein contained and subject to the terms and conditions herein set forth, the Company hereby grants an option to the Underwriters to purchase up to an additional 825,000 shares of Common Stock at the price per share set forth in Schedule C, less an amount per share equal to any dividends or distributions declared by the Company and payable on the Initial Securities but not payable on the Option Securities. The option hereby granted will expire 30 days after the date hereof and may be exercised in whole or in part from time to time only for the purpose of covering overallotments which may be made in connection with the offering and distribution of the Initial Securities upon notice by Merrill Lynch to the Company and the Selling Shareholders setting forth the number of Option Securities as to which the several Underwriters are then exercising the option and the time and date of payment and delivery for such Option Securities. Any such time and date of delivery for the Option Securities (a "Date of Delivery") shall be determined by Merrill Lynch, but shall not be later than five full business days after the exercise of said option, nor in any event prior to the Closing Time, as hereinafter defined.

      (c) Payment. Payment of the purchase price for, and delivery of certificates for, the Initial Securities shall be made at the offices of Wilmer Cutler Pickering Hale and Dorr LLP, 60 State Street, Boston, Massachusetts, or at such other place as shall be agreed upon by the Representatives, the Company and the Selling Shareholders, at 9:00 A.M. (Eastern time) on the third (fourth, if the pricing occurs after 4:30 P.M. (Eastern time) on any given day) business day after the date hereof (unless postponed in accordance with the provisions of Section 10), or such other time not later than ten business days after such date as shall be agreed upon by the Representatives, the Company and the Selling Shareholders (such time and date of payment and delivery being herein called "Closing Time").

      In addition, in the event that any or all of the Option Securities are purchased by the Underwriters, payment of the purchase price for, and delivery of certificates for, such Option Securities shall be made at the above-mentioned offices, or at such other place as shall be agreed upon by the Representatives and the Company and the Selling Shareholders, on each Date of Delivery as specified in the notice from the Representatives to the Company and the Selling Shareholders, but not earlier than the third business day after delivery of such notice.

      Payment shall be made to the Company and the Selling Shareholders by wire transfer of immediately available funds to a bank account designated by the Company and the Custodian pursuant to such Selling Shareholder's Power of Attorney and Custody Agreement, as the case may be, against delivery to the Representatives for the respective accounts of the Underwriters of certificates for the

Securities to be purchased by them. It is understood that each Underwriter has authorized the Representatives, for its account, to accept delivery of, receipt for, and make payment of the purchase price for, the Initial Securities and the Option Securities, if any, which it has agreed to purchase. Merrill Lynch, individually and not as representative of the Underwriters, may (but shall not be obligated to) make payment of the purchase price for the Initial Securities or the Option Securities, if any, to be purchased by any Underwriter whose funds have not been received by the Closing Time or the relevant Date of Delivery, as the case may be, but such payment shall not relieve such Underwriter from its obligations hereunder.

      (d) Denominations; Registration. Certificates for the Initial Securities and the Option Securities, if any, shall be in such denominations and registered in such names as the Representatives may request in writing at least one full business day before the Closing Time or the relevant Date of Delivery, as the case may be. The certificates for the Initial Securities and the Option Securities, if any, will be made available for examination and packaging by the Representatives in The City of New York not later than 10:00 A.M. (Eastern time) on the business day prior to the Closing Time or the relevant Date of Delivery, as the case may be.

      SECTION 3. Covenants of the Company. The Company covenants with each Underwriter as follows:

      (a) Compliance with Securities Regulations and Commission Requests. The Company, subject to Section 3(b), will comply with the requirements of Rule 430A, and will notify the Representatives immediately, and confirm the notice in writing, (i) when any post-effective amendment to the Registration Statement shall become effective, or any supplement to the Prospectus or any amended Prospectus shall have been filed, (ii) of the receipt of any comments from the Commission, (iii) of any request by the Commission for any amendment to the Registration Statement or any amendment or supplement to the Prospectus or for additional information, (iv) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or of any order preventing or suspending the use of any preliminary prospectus, or of the suspension of the qualification of the Securities for offering or sale in any jurisdiction, or of the initiation or threatening of any proceedings for any of such purposes or of any examination pursuant to Section 8(e) of the 1933 Act concerning the Registration Statement and (v) if the Company becomes the subject of a proceeding under Section 8A of the 1933 Act in connection with the offering of the Securities. The Company will effect the filings required under Rule 424(b), in the manner and within the time period required by Rule 424(b) (without reliance on Rule 424(b)(8)), and will take such steps as it deems necessary to ascertain promptly whether the form of prospectus transmitted for filing under Rule 424(b) was received for filing by the Commission and, in the event that it was not, it will promptly file such prospectus. The Company will make every reasonable effort to prevent the issuance of any stop order and, if any stop order is issued, to obtain the lifting thereof at the earliest possible moment.

      (b) Filing of Amendments and Exchange Act Documents. The Company will give the Representatives notice of its intention to file or prepare any amendment to the Registration Statement (including any filing under Rule 462(b)) or any amendment, supplement or revision to either the prospectus included in the Registration Statement at the time it became effective or to the Prospectus, and will furnish the Representatives with copies of any such documents a reasonable amount of time prior to such proposed filing or use, as the case may be, and will not file or use any such document to which the Representatives or counsel for the Underwriters shall reasonably object. The Company has given the Representatives notice of any filings made pursuant to the 1934 Act or 1934 Act Regulations within 48 hours prior to the Applicable Time; the Company will give the Representatives notice of its intention to make any such filing from the Applicable Time to the Closing Time and will furnish the Representatives with copies of any such documents a reasonable amount of time prior to such proposed filing, as the case may be, and will not file or use any such document to which the Representatives or counsel for the Underwriters shall reasonably object.

      (c) Delivery of Registration Statements. The Company has furnished or will deliver to the Representatives and counsel for the Underwriters, without charge, four signed copies of the Registration Statement as originally filed and of each amendment thereto (including exhibits filed therewith or incorporated by reference therein) and copies of all consents and certificates of experts, and will also deliver to the Representatives, without charge, a conformed copy of the Registration Statement as originally filed and of each amendment thereto (without exhibits) for each of the Underwriters. The copies of the Registration Statement and each amendment thereto furnished to the Underwriters will be identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T.

      (d) Delivery of Prospectuses. The Company has delivered to each Underwriter, without charge, as many copies of each preliminary prospectus as such Underwriter reasonably requested, and the Company hereby consents to the use of such copies for purposes permitted by the 1933 Act. The Company will furnish to each Underwriter, without charge, during the period when the Prospectus is required to be delivered under the 1933 Act, such number of copies of the Prospectus (as amended or supplemented) as such Underwriter may reasonably request. The Prospectus and any amendments or supplements thereto furnished to the Underwriters will be identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T.

      (e) Continued Compliance with Securities Laws. The Company will comply with the 1933 Act and the 1933 Act Regulations so as to permit the completion of the distribution of the Securities as contemplated in this Agreement and in the Prospectus. If at any time when a prospectus is required by the 1933 Act to be delivered in connection with sales of the Securities, any event shall occur or condition shall exist as a result of which it is necessary, in the reasonable opinion of counsel for the Underwriters or for the Company, to amend the Registration Statement or amend or supplement the Prospectus in order that the Prospectus will not include any untrue statements of a material fact or omit to state a material fact necessary in order to make the statements therein not misleading in the light of the circumstances existing at the time it is delivered to a purchaser, or if it shall be necessary, in the reasonable opinion of such counsel, at any such time to amend the Registration Statement or amend or supplement the Prospectus in order to comply with the requirements of the 1933 Act or the 1933 Act Regulations, the Company will promptly prepare and file with the Commission, subject to Section 3(b), such amendment or supplement as may be necessary to correct such statement or omission or to make the Registration Statement or the Prospectus comply with such requirements, and the Company will furnish to the Underwriters such number of copies of such amendment or supplement as the Underwriters may reasonably request. If at any time following issuance of an Issuer Free Writing Prospectus there occurred or occurs an event or development as a result of which such Issuer Free Writing Prospectus conflicted or would conflict with the information contained in the Registration Statement relating to the Securities or included or would include an untrue statement of a material fact or omitted or would omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances prevailing at that subsequent time, not misleading, the Company will promptly notify Merrill Lynch and JPMorgan and will promptly amend or supplement, at its own expense, such Issuer Free Writing Prospectus to eliminate or correct such conflict, untrue statement or omission.

      (f) Blue Sky Qualifications. The Company will use its best efforts, in cooperation with the Underwriters, to qualify the Securities for offering and sale under the applicable securities laws of such states and other jurisdictions (domestic or foreign) as the Representatives may designate and to maintain such qualifications in effect for a period of not less than one year from the later of the effective date of the Registration Statement and any Rule 462(b) Registration Statement; provided, however, that the

Company shall not be obligated to file any general consent to service of process or to qualify as a foreign corporation or as a dealer in securities in any jurisdiction in which it is not so qualified or to subject itself to taxation in respect of doing business in any jurisdiction in which it is not otherwise so subject.

      (g) Rule 158. The Company will timely file such reports pursuant to the Securities Exchange Act of 1934 (the "1934 Act") as are necessary in order to make generally available to its securityholders as soon as practicable an earnings statement for the purposes of, and to provide to the Underwriters the benefits contemplated by, the last paragraph of Section 11(a) of the 1933 Act.

      (h) Use of Proceeds. The Company intends to use the net proceeds received by it from the sale of the Securities in the manner specified in the Prospectus under "Use of Proceeds".

      (i) Listing. The Company will use its best efforts to effect and maintain the quotation of the Securities on the Nasdaq National Market.

      (j) Restriction on Sale of Securities. During a period of 90 days from the date of the Prospectus, the Company will not, without the prior written consent of Merrill Lynch and JPMorgan, (i) directly or indirectly, offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase or otherwise transfer or dispose of any share of Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock or file any registration statement under the 1933 Act with respect to any of the foregoing or (ii) enter into any swap or any other agreement or any transaction that transfers, in whole or in part, directly or indirectly, the economic consequence of ownership of the Common Stock, whether any such swap or transaction described in clause (i) or
(ii) above is to be settled by delivery of Common Stock or such other securities, in cash or otherwise. The foregoing sentence shall not apply to (A) the Securities to be sold hereunder, (B) any shares of Common Stock issued by the Company upon the exercise of an option or warrant or the conversion of a security outstanding on the date hereof and referred to in the Registration Statement, (C) any shares of Common Stock issued or options to purchase Common Stock granted pursuant to existing employee benefit plans of the Company referred to in the Registration Statement, (D) any shares of Common Stock issued pursuant to any non-employee director stock plan or dividend reinvestment plan or (E) any shares of Common Stock issued by the Company to acquire any assets or equity of one or more businesses, provided that such shares are subject in writing to the restrictions on transfer set forth herein. Notwithstanding the foregoing, if (1) during the last 17 days of the 90-day restricted period the Company issues an earnings release or material news or a material event relating to the Company occurs or (2) prior to the expiration of the 90-day restricted period, the Company announces that it will release earnings results or becomes aware that material news or a material event will occur during the 16-day period beginning on the last day of the 90-day restricted period, the restrictions imposed in this clause (j) shall continue to apply until the expiration of the 18-day period beginning on the issuance of the earnings release or the occurrence of the material news or material event.

      (k) Reporting Requirements. The Company, during the period when the Prospectus is required to be delivered under the 1933 Act, will file all documents required to be filed with the Commission pursuant to the 1934 Act within the time periods required by the 1934 Act and the rules and regulations of the Commission thereunder.

      (l) Issuer Free Writing Prospectuses. The Company represents and agrees that, unless it obtains the prior consent of the Representatives, and each Underwriter represents and agrees that, unless it obtains the prior consent of the Company and the Representatives, it has not made and will not make any offer relating to the Securities that would constitute an "issuer free writing prospectus," as defined in Rule 433, or that would otherwise constitute a "free writing prospectus," as defined in Rule 405, required to be filed with the Commission. Any such free writing prospectus consented to by the Company and the

Representatives, as the case may be, is hereinafter referred to as a "Permitted Free Writing Prospectus." Each of the Company and each Selling Shareholder represents that it has treated or agrees that it will treat each Permitted Free Writing Prospectus as an "issuer free writing prospectus," as defined in Rule 433, and has complied and will comply with the requirements of Rule 433 applicable to any Permitted Free Writing Prospectus, including timely filing with the Commission where required, legending and record keeping.

      SECTION 4. Payment of Expenses.

      (a) Expenses. Except as otherwise set forth herein, the Company will pay all expenses incident to the performance of the obligations of the Company and the Selling Shareholders under this Agreement, including (i) the preparation, printing and filing of the Registration Statement (including financial statements and exhibits) as originally filed and of each amendment thereto, (ii) the preparation, printing and delivery to the Underwriters of this Agreement, any Agreement among Underwriters and such other documents as may be required in connection with the offering, purchase, sale, issuance or delivery of the Securities, (iii) the preparation, issuance and delivery of the certificates for the Securities to the Underwriters, including any stock or other transfer taxes and any stamp or other duties payable upon the sale, issuance or delivery of the Securities to the Underwriters, (iv) the fees and disbursements of the Company's counsel, accountants and other advisors, (v) the qualification of the Securities under securities laws in accordance with the provisions of Section 3(f) hereof, including filing fees and the reasonable fees and disbursements of counsel for the Underwriters in connection therewith and in connection with the preparation of the Blue Sky Survey and any supplement thereto (provided that all such fees and disbursements shall not exceed $20,000), (vi) the printing and delivery to the Underwriters of copies of each preliminary prospectus, any Permitted Free Writing Prospectus and of the Prospectus and any amendments or supplements thereto and any costs associated with electronic delivery of any of the foregoing by the Underwriters to investors, (vii) the preparation, printing and delivery to the Underwriters of copies of the Blue Sky Survey and any supplement thereto, (viii) the fees and expenses of any transfer agent or registrar for the Securities, (ix) the costs and expenses of the Company relating to investor presentations on any "road show" undertaken in connection with the marketing of the Securities, including without limitation, expenses associated with the production of road show slides and graphics, fees and expenses of any consultants engaged with the consent of the Company in connection with the road show presentations, travel and lodging expenses of the representatives and officers of the Company and any such consultants with the consent of the Company; provided, however, that, one half of the cost of aircraft and other transportation chartered in connection with the road show shall be borne by the Underwriters and (x) the filing fees incident to, and the reasonable fees and disbursements of counsel to the Underwriters in connection with, the review by the National Association of Securities Dealers, Inc. (the "NASD") of the terms of the sale of the Securities and (xi) the fees and expenses incurred in connection with the inclusion of the Securities in the Nasdaq National Market. Except as otherwise set forth herein, the Underwriters shall be responsible for all other expenses incurred by them, including the fees and expenses of their counsel.

      (b) Expenses of the Selling Shareholders. Each Selling Shareholders, severally and not jointly, will pay the following expenses incident to the performance of its respective obligations under, and the consummation of the transactions contemplated by, this Agreement: (i) any stamp duties, capital duties and stock transfer taxes payable upon the sale of Securities by such Selling Shareholder to the Underwriters, and their transfer between the Underwriters pursuant to an agreement between such Underwriters, and (ii) the fees and disbursements of its counsel and other advisors.

      (c) Termination of Agreement. If this Agreement is terminated by the Representatives in accordance with the provisions of Section 5 or Section 9(a)(i) hereof, the Company and the Selling

Shareholders shall reimburse the Underwriters for all of their reasonable out-of-pocket expenses, including the reasonable fees and disbursements of counsel for the Underwriters.

      (d) Allocation of Expenses. The provisions of this Section shall not affect any agreement that the Company and the Selling Shareholders may make for the sharing of such costs and expenses.

      SECTION 5. Conditions of Underwriters' Obligations. The obligations of the several Underwriters hereunder are subject to the accuracy of the representations and warranties of the Company and the Selling Shareholders contained in Section 1 hereof or in certificates of any officer of the Company or the Subsidiary or on behalf of any Selling Shareholder delivered pursuant to the provisions hereof, to the performance in all material respects by the Company of its covenants and other obligations hereunder, and to the following further conditions:

      (a) Effectiveness of Registration Statement. The Registration Statement, including any Rule 462(b) Registration Statement, has become effective and at Closing Time no stop order suspending the effectiveness of the Registration Statement shall have been issued under the 1933 Act or proceedings therefor initiated or threatened by the Commission, and any request on the part of the Commission for additional information shall have been complied with to the reasonable satisfaction of counsel to the Underwriters. A prospectus containing the Rule 430A Information shall have been filed with the Commission in the manner and within the time frame required by Rule 424(b) without reliance on Rule 424(b)(8) or a post-effective amendment providing such information shall have been filed and declared effective in accordance with the requirements of Rule 430A.

      (b) Opinions of Counsel for Company. At Closing Time, the Representatives shall have received the favorable opinions, each dated as of Closing Time, of
(A) Wilmer Cutler Pickering Hale and Dorr LLP, counsel for the Company, to the effect set forth in Exhibit A hereto, (B) Hogan & Hartson L.L.P., regulatory counsel for the Company with respect to certain federal health regulatory matters to the effect set forth in Exhibit C hereto, (C) Proskauer Rose LLP, patent counsel for the Company to the effect set forth in Exhibit D hereto, and
(D) Winifred Swan, general counsel of the Company to the effect set forth in Exhibit E hereto, each in form and substance reasonably satisfactory to counsel for the Underwriters, together with signed or reproduced copies of such letter for each of the other Underwriters.

      (c) Opinion of Counsel for the Selling Shareholders. At Closing Time, the Representatives shall have received the favorable opinion, dated as of Closing Time, of counsel for each of the Selling Shareholders, in form and substance satisfactory to counsel for the Underwriters, together with signed or reproduced copies of such letter for each of the other Underwriters to the effect set forth in Exhibit B hereto and to such further effect as counsel to the Underwriters may reasonably request.

      (d) Opinion of Counsel for Underwriters. At Closing Time, the Representatives shall have received the favorable opinion, dated as of Closing Time, of Shearman & Sterling LLP, counsel for the Underwriters, together with signed or reproduced copies of such letter for each of the other Underwriters, in form and substance satisfactory to the Underwriters. In giving such opinion such counsel may rely, as to all matters governed by the laws of jurisdictions other than the law of the State of New York, the federal law of the United States and the General Corporation Law of the State of Delaware, upon the opinions of counsel satisfactory to the Representatives. Such counsel may also state that, insofar as such opinion involves factual matters, they have relied, to the extent they deem proper, upon certificates of officers of the Company and the Subsidiary and certificates of public officials.

      (e) Officers' Certificate. At Closing Time, there shall not have been, since the date hereof or since the respective dates as of which information is given in the Prospectus or the General Disclosure Package, any material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Company and the Subsidiary considered as one enterprise, whether or not arising in the ordinary course of business, and the Representatives shall have received a certificate of the Company signed by the President or a Vice President of the Company and the chief financial officer of the Company, dated as of Closing Time, to the effect that (i) there has been no such material adverse change, (ii) the representations and warranties in
Section 1(a) hereof are true and correct with the same force and effect as though expressly made at and as of Closing Time, (iii) the Company has complied in all material respects with all agreements and satisfied all conditions on its part to be performed or satisfied at or prior to Closing Time, and (iv) no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or are pending or, to their knowledge, contemplated by the Commission.

      (f) Certificate of Selling Shareholders. At Closing Time, the Representatives shall have received a certificate of an Attorney-in-Fact on behalf of each Selling Shareholder, dated as of Closing Time, to the effect that
(i) the representations and warranties of each Selling Shareholder contained in
Section 1(b) hereof are true and correct in all respects with the same force and effect as though expressly made at and as of Closing Time and (ii) each Selling Shareholder has complied in all material respects with all agreements and all conditions on its part to be performed under this Agreement at or prior to Closing Time.

      (g) Accountant's Comfort Letter. At the time of the execution of this Agreement, the Representatives shall have received from Ernst & Young LLP a letter dated such date, in form and substance reasonably satisfactory to the Representatives, together with signed or reproduced copies of such letter for each of the other Underwriters containing statements and information of the type ordinarily included in accountants' "comfort letters" to underwriters with respect to the financial statements and certain financial information contained in the Registration Statement and the Prospectus.

      (h) Bring-down Comfort Letter. At Closing Time, the Representatives shall have received from Ernst & Young LLP a letter, dated as of Closing Time, to the effect that they reaffirm the statements made in the letter furnished pursuant to subsection (g) of this Section, except that the specified date referred to shall be a date not more than three business days prior to Closing Time.

      (i) Approval of Listing. At Closing Time, the Securities shall have been approved for inclusion in the Nasdaq National Market, subject only to official notice of issuance.

      (j) No Objection. The NASD has confirmed that it has not raised any objection with respect to the fairness and reasonableness of the underwriting terms and arrangements.

      (k) Lock-up Agreements. At the date of this Agreement, the Representatives shall have received an agreement substantially in the form of Exhibit F hereto signed by the persons listed on Schedule D hereto.

      (l) Conditions to Purchase of Option Securities. In the event that the Underwriters exercise their option provided in Section 2(b) hereof to purchase all or any portion of the Option Securities, the representations and warranties of the Company and the Selling Shareholders contained herein and the statements in any certificates furnished by the Company, the Subsidiary and the Selling Shareholders hereunder shall be true and correct as of each Date of Delivery and, at the relevant Date of Delivery, the Representatives shall have received:

            (i) Officers' Certificate. A certificate, dated such Date of Delivery, of the Company signed by the President or a Vice President of the Company and the chief financial officer of the Company confirming that the certificate delivered at the

                  Closing Time pursuant to Section 5(e) hereof remains true and correct as of such Date of Delivery.

            (ii) Certificate of Selling Shareholders. A certificate, dated such Date of Delivery, of an Attorney-in-Fact on behalf of each Selling Shareholder confirming that the certificate delivered at Closing Time pursuant to Section 5(f) remains true and correct as of such Date of Delivery.

            (iii) Opinions of Counsel for Company. The favorable opinions of (i)
                  Wilmer Cutler Pickering Hale and Dorr LLP, counsel for the Company, (ii) Hogan & Hartson, L.L.P., regulatory counsel for the Company with respect to certain federal health regulatory matters and (iii) Proskauer Rose LLP, patent counsel for the Company, each in form and substance reasonably satisfactory to counsel for the Underwriters, dated such Date of Delivery, relating to the Option Securities to be purchased on such Date of Delivery and otherwise to the same effect as the opinion required by Section 5(b) hereof.

            (iv) Opinion of Counsel for the Selling Shareholders. The favorable opinion of counsel for each of the Selling Shareholders, in form and substance satisfactory to counsel for the Underwriters, dated such Date of Delivery, relating to the Option Securities to be purchased on such Date of Delivery and otherwise to the same effect as the opinion required by
                  Section 5(c) hereof.

            (v) Opinion of Counsel for Underwriters. The favorable opinion of Shearman & Sterling LLP, counsel for the Underwriters, dated such Date of Delivery, relating to the Option Securities to be purchased on such Date of Delivery and otherwise to the same effect as the opinion required by Section 5(d) hereof.

            (vi) Bring-down Comfort Letter. A letter from Ernst & Young LLP, in form and substance reasonably satisfactory to the Representatives and dated such Date of Delivery, substantially in the same form and substance as the letter furnished to the Representatives pursuant to Section 5(h) hereof, except that the "specified date" in the letter furnished pursuant to this paragraph shall be a date not more than five days prior to such Date of Delivery.

      (m) Additional Documents. At Closing Time and at each Date of Delivery, counsel for the Underwriters shall have been furnished with such standard and customary documents and opinions as they may require for the purpose of enabling them to pass upon the issuance and sale of the Securities as herein contemplated, or in order to evidence the accuracy of any of the representations or warranties, or the fulfillment of any of the conditions, herein contained; and all proceedings taken by the Company and the Selling Shareholders in connection with the issuance and sale of the Securities as herein contemplated shall be reasonably satisfactory in form and substance to the Representatives and counsel for the Underwriters.

      (n) Termination of Agreement. If any condition specified in this Section shall not have been fulfilled when and as required to be fulfilled, this Agreement, or, in the case of any condition to the purchase of Option Securities on a Date of Delivery which is after the Closing Time, the obligations of the several Underwriters to purchase the relevant Option Securities, may be terminated by the Representatives by notice to the Company and the Selling Shareholders at any time at or prior to Closing Time or such Date of Delivery, as the case may be, and such termination shall be without liability of any party to any other party except as provided in Section 4 and except that Sections 1, 6, 7 and 8 shall survive any such termination and remain in full force and effect.

      SECTION 6. Indemnification.

      (a) Indemnification of Underwriters. The Company agrees to indemnify and hold harmless each Underwriter, its affiliates, as such term is defined in Rule 501(b) under the 1933 Act (each, an "Affiliate"), its selling agents and each person, if any, who controls any Underwriter within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act as follows:

            (i) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, arising out of any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement (or any amendment thereto), including the Rule 430A Information or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading or arising out of any untrue statement or alleged untrue statement of a material fact included in any preliminary prospectus any Issuer Free Writing Prospectus or the Prospectus (or any amendment or supplement thereto), or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;

            (ii) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, to the extent of the aggregate amount paid in settlement of any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or of any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, provided that any such settlement is effected with the written consent of the Company and the Selling Shareholders;

            (iii) against any and all expense whatsoever, as incurred (including the reasonable fees and disbursements of counsel chosen by Merrill Lynch and JPMorgan), reasonably incurred in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, to the extent that any such expense is not paid under (i) or (ii) above;

provided, however, that this indemnity agreement shall not apply to any loss, liability, claim, damage or expense to the extent arising out of any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with written information furnished to the Company by any Underwriter through any of the Representatives expressly for use in the Registration Statement (or any amendment thereto), including the Rule 430A Information or any preliminary prospectus, any Issuer Free Writing Prospectus or the Prospectus (or any amendment or supplement thereto).

      (b) Each Selling Shareholder, severally and not jointly, agrees to indemnify and hold harmless each Underwriter, its Affiliates and selling agents and each person, if any, who controls any Underwriter within the meaning of
Section 15 of the 1933 Act or Section 20 of the 1934 Act to the extent and in the manner set forth in clauses (a)(i) and (ii) above; provided, however, that this indemnity agreement shall only apply to any loss, liability, claim, damage or expense to the extent arising out of any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with written information furnished to the Company by such Selling Shareholder expressly for use in the Registration Statement (or any amendment thereto), including the Rule 430A Information or any preliminary prospectus, any Issuer Free Writing Prospectus or the Prospectus (or any amendment or supplement thereto). It is hereby understood that each Selling Shareholder shall be deemed to have provided the information with respect to such Selling Shareholder as set forth under the caption "Principal and Selling Shareholders." Notwithstanding anything to the contrary contained herein, the extent of such Selling Shareholder's liability under this Agreement shall be limited to the net proceeds received by such Selling Shareholder from the sale of Securities by such Selling Shareholder pursuant to this Agreement.

      (c) Indemnification of Company, Directors and Officers and Selling Shareholders. Each Underwriter severally agrees to indemnify and hold harmless the Company, its directors, each of its officers who signed the Registration Statement, and each person, if any, who controls the Company within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act, and each Selling Shareholder and each person, if any, who controls any Selling Shareholder within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act against any and all loss, liability, claim, damage and expense described in the indemnity contained in subsection (a) of this Section, as incurred, but only with respect to untrue statements or omissions, or alleged untrue statements or omissions, made in the Registration Statement (or any amendment thereto), including the Rule 430A Information or any preliminary prospectus, any Issuer Free Writing Prospectus or the Prospectus (or any amendment or supplement thereto) in reliance upon and in conformity with written information furnished to the Company by such Underwriter through any of the Representatives expressly for use therein. The parties hereto agree that such written information consists of the first, second and third paragraph under the caption "Price Stabilization, Short Positions and Penalty bids" appearing on page 101 of the Prospectus.

      (d) Actions against Parties; Notification. Each indemnified party shall give notice as promptly as reasonably practicable to each indemnifying party of any action commenced against it in respect of which indemnity may be sought hereunder, but failure to so notify an indemnifying party shall not relieve such indemnifying party from any liability hereunder to the extent it is not materially prejudiced as a result thereof and in any event shall not relieve it from any liability which it may have otherwise than on account of this indemnity agreement. In the case of parties indemnified pursuant to Section 6(a) above, counsel to the indemnified parties shall be selected by Merrill Lynch and JPMorgan, and, in the case of parties indemnified pursuant to Section 6(b) above, counsel to the indemnified parties shall be selected by the Company. An indemnifying party may participate at its own expense in the defense of any such action; provided, however, that counsel to the indemnifying party shall not (except with the consent of the indemnified party) also be counsel to the indemnified party. In no event shall the indemnifying parties be liable for fees and expenses of more than one counsel (in addition to any local counsel) separate from their own counsel for all indemnified parties in connection with any one action or separate but similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances. No indemnifying party shall, without the prior written consent of the indemnified parties, settle or compromise or consent to the entry of any judgment with respect to any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever in respect of which indemnification or contribution could be sought under this
Section 6 or Section 7 hereof (whether or not the indemnified parties are actual or potential parties thereto), unless such settlement, compromise or consent (i) includes an unconditional release of each indemnified party from all liability arising out of such litigation, investigation, proceeding or claim and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act by or on behalf of any indemnified party.

      (e) Settlement Without Consent if Failure to Reimburse. If at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel, such indemnifying party agrees that it shall be liable for any settlement of the nature contemplated by
Section 6(a)(ii) or settlement of any claim in connection with any violation referred to in Section 6(e) effected without its written consent if (i) such settlement is entered into more than 60 days after receipt by such indemnifying party of the aforesaid request, (ii) such indemnifying party shall have received notice of the terms of such settlement at least 45 days prior to such settlement being entered into,

(iii) such indemnifying party shall have been provided with a reasonably detailed description of the fees and expenses to be reimbursed and (iv) such indemnifying party shall not have reimbursed such indemnified party in accordance with such request prior to the date of such settlement.

      SECTION 7. Contribution. If the indemnification provided for in Section 6 hereof is for any reason unavailable to or insufficient to hold harmless an indemnified party in respect of any losses, liabilities, claims, damages or expenses referred to therein, then each indemnifying party shall contribute to the aggregate amount of such losses, liabilities, claims, damages and expenses incurred by such indemnified party, as incurred, (i) in such proportion as is appropriate to reflect the relative benefits received by the Company and the Selling Shareholders on the one hand and the Underwriters on the other hand from the offering of the Securities pursuant to this Agreement or (ii) if the allocation provided by clause (i) is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company and the Selling Shareholders on the one hand and of the Underwriters on the other hand in connection with the statements or omissions which resulted in such losses, liabilities, claims, damages or expenses, as well as any other relevant equitable considerations.

      The relative benefits received by the Company and the Selling Shareholders on the one hand and the Underwriters on the other hand in connection with the offering of the Securities pursuant to this Agreement shall be deemed to be in the same respective proportions as the total net proceeds from the offering of the Securities pursuant to this Agreement (before deducting expenses) received by the Company and the Selling Shareholders and the total underwriting discount received by the Underwriters, in each case as set forth on the cover of the Prospectus, bear to the aggregate initial public offering price of the Securities as set forth on the cover of the Prospectus.

      The relative fault of the Company and the Selling Shareholders on the one hand and the Underwriters on the other hand shall be determined by reference to, among other things, whether any such untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Company and the Selling Shareholders or by the Underwriters and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

      The Company, the Selling Shareholders and the Underwriters agree that it would not be just and equitable if contribution pursuant to this Section 7 were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this Section
7. The aggregate amount of losses, liabilities, claims, damages and expenses incurred by an indemnified party and referred to above in this Section 7 shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue or alleged untrue statement or omission or alleged omission.

      Notwithstanding the provisions of this Section 7, no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Securities underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of any such untrue or alleged untrue statement or omission or alleged omission.

      No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

      For purposes of this Section 7, each person, if any, who controls an Underwriter within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act and each Underwriter's Affiliates and selling agents shall have the same rights to contribution as such Underwriter, and each director of the Company, each officer of the Company who signed the Registration Statement, and each person, if any, who controls the Company or any Selling Shareholders within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act shall have the same rights to contribution as the Company or such Selling Shareholder, as the case may be. The Underwriters' respective obligations to contribute pursuant to this Section 7 are several in proportion to the number of Initial Securities set forth opposite their respective names in Schedule A hereto and not joint. No selling Shareholder shall be required to contribute any amount in excess of the net proceeds received by such Selling Shareholder from the sale of Securities by such Selling Shareholder pursuant to this Agreement, and the Selling Shareholders' respective obligations to contribute pursuant to this
Section 7 are several in proportion to the number of Securities set forth opposite their respective names in Schedule B hereto and not joint.

      The provisions of this Section shall not affect any agreement among the Company and the Selling Shareholders with respect to contribution.

      SECTION 8. Representations, Warranties and Agreements to Survive. All representations, warranties and agreements contained in this Agreement or in certificates of officers of the Company or the Subsidiary or the Selling Shareholders submitted pursuant hereto, shall remain operative and in full force and effect, regardless of (i) any investigation made by or on behalf of any Underwriter or its Affiliates or selling agents, any person controlling any Underwriter, its officers or directors, any person controlling the Company or any person controlling any Selling Shareholders and (ii) delivery of and payment for the Securities.

      SECTION 9. Termination of Agreement.

      (a) Termination; General. The Representatives may terminate this Agreement, by notice to the Company and the Selling Shareholders, at any time at or prior to Closing Time (i) if there has been, since the time of execution of this Agreement or since the respective dates as of which information is given in the Prospectus or General Disclosure Package, any material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Company and the Subsidiary considered as one enterprise, whether or not arising in the ordinary course of business, or (ii) if there has occurred any material adverse change in the financial markets in the United States or the international financial markets, any outbreak of hostilities or escalation thereof or other calamity or crisis or any change or development involving a prospective change in national or international political, financial or economic conditions, in each case the effect of which is such as to make it, in the judgment of the Representatives, impracticable or inadvisable to market the Securities or to enforce contracts for the sale of the Securities, or (iii) if trading in any securities of the Company has been suspended or materially limited by the Commission or the Nasdaq National Market, or if trading generally on the American Stock Exchange or the New York Stock Exchange or in the Nasdaq National Market has been suspended or materially limited, or minimum or maximum prices for trading have been fixed, or maximum ranges for prices have been required, by any of said exchanges or by such system or by order of the Commission, the NASD or any other governmental authority,
(iv) a material disruption has occurred in commercial banking or securities settlement or clearance services in the United States or with respect to Clearstream or Euroclear systems in Europe, or (v) if a banking moratorium has been declared by either Federal or New York authorities.

      (b) Liabilities. If this Agreement is terminated pursuant to this Section, such termination shall be without liability of any party to any other party except as provided in Section 4 hereof, and provided further that Sections 1, 6, 7 and 8 shall survive such termination and remain in full force and effect.

      SECTION 10. Default by One or More of the Underwriters. If one or more of the Underwriters shall fail at Closing Time or a Date of Delivery to purchase the Securities which it or they are obligated to purchase under this Agreement (the "Defaulted Securities"), the Representatives shall have the right, within 24 hours thereafter, to make arrangements for one or more of the non-defaulting Underwriters, or any other underwriters, to purchase all, but not less than all, of the Defaulted Securities in such amounts as may be agreed upon and upon the terms herein set forth; if, however, the Representatives shall not have completed such arrangements within such 24-hour period, then:

            (i) if the number of Defaulted Securities does not exceed 10% of the number of Securities to be purchased on such date, each of the non-defaulting Underwriters shall be obligated, severally and not jointly, to purchase the full amount thereof in the proportions that their respective underwriting obligations hereunder bear to the underwriting obligations of all non-defaulting Underwriters, or

            (ii) if the number of Defaulted Securities exceeds 10% of the number of Securities to be purchased on such date, this Agreement or, with respect to any Date of Delivery which occurs after the Closing Time, the obligation of the Underwriters to purchase and of the Company to sell the Option Securities to be purchased and sold on such Date of Delivery shall terminate without liability on the part of any non-defaulting Underwriter.

      No action taken pursuant to this Section shall relieve any defaulting Underwriter from liability in respect of its default.

      In the event of any such default which does not result in a termination of this Agreement or, in the case of a Date of Delivery which is after the Closing Time, which does not result in a termination of the obligation of the Underwriters to purchase and the Company to sell the relevant Option Securities, as the case may be, either the Representatives or the Company and [any/the] Selling Shareholders shall have the right to postpone Closing Time or the relevant Date of Delivery, as the case may be, for a period not exceeding seven days in order to effect any required changes in the Registration Statement or Prospectus or in any other documents or arrangements. As used herein, the term "Underwriter" includes any person substituted for an Underwriter under this
Section 10.

      SECTION 11. Default by One or More of the Selling Shareholders or the Company. (a) If a Selling Shareholder shall fail at Closing Time or at a Date of Delivery to sell and deliver the number of Securities which such Selling Shareholder or Selling Shareholders are obligated to sell hereunder, and the remaining Selling Shareholders do not exercise the right hereby granted to increase, pro rata or otherwise, the number of Securities to be sold by them hereunder to the total number to be sold by all Selling Shareholders as set forth in Schedule B hereto, then the Underwriters may, at option of the Representatives, by notice from the Representatives to the Company and the non-defaulting Selling Shareholders, either (i) terminate this Agreement without any liability on the fault of any non-defaulting party except that the provisions of Sections 1, 4, 6, 7 and 8 shall remain in full force and effect or
(ii) elect to purchase the Securities which the non-defaulting Selling Shareholders and the Company have agreed to sell hereunder. No action taken pursuant to this Section 11 shall relieve any Selling Shareholder so defaulting from liability, if any, in respect of such default.

      In the event of a default by any Selling Shareholder as referred to in this Section 11, each of the Representatives, the Company and the non-defaulting Selling Shareholders shall have the right to postpone Closing Time or Date of Delivery for a period not exceeding seven days in order to effect any required change in the Registration Statement or Prospectus or in any other documents or arrangements.

      (b) If the Company shall fail at Closing Time or at the Date of Delivery to sell the number of Securities that it is obligated to sell hereunder, then this Agreement shall terminate without any liability on the part of any nondefaulting party; provided, however, that the provisions of Sections 1, 4, 6, 7 and 8 shall remain in full force and effect. No action taken pursuant to this Section shall relieve the Company from liability, if any, in respect of such default.

      SECTION 12. Tax Disclosure. Notwithstanding any other provision of this Agreement, from the commencement of discussions with respect to the transactions contemplated hereby, the Company (and each employee, representative or other agent of the Company) may disclose to any and all persons, without limitation of any kind, the tax treatment and tax structure (as such terms are used in Sections 6011, 6111 and 6112 of the U.S. Code and the Treasury Regulations promulgated thereunder) of the transactions contemplated by this Agreement and all materials of any kind (including opinions or other tax analyses) that are provided relating to such tax treatment and tax structure.

      SECTION 13. Notices. All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given if mailed or transmitted by any standard form of telecommunication. Notices to the Underwriters shall be directed to the Representatives at 4 World Financial Center, New York, New York 10080, attention of James Boylan; notices to the Company shall be directed to it at 439 South Union Street, Fifth Floor, Lawrence, Massachusetts 01843, attention of Chief Executive Officer, with a copy to Susan W. Murley, Esq., Wilmer Cutler Pickering Hale and Dorr LLP, 60 State Street, Boston, MA 02109; and notices to the Selling Shareholders shall be directed to [ ] with a copy to [ ].

      SECTION 14. Parties. This Agreement shall each inure to the benefit of and be binding upon the Underwriters and the Company and their respective successors. Nothing expressed or mentioned in this Agreement is intended or shall be construed to give any person, firm or corporation, other than the Underwriters and the Company and their respective successors and the controlling persons and officers and directors referred to in Sections 6 and 7 and their heirs and legal representatives, any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision herein contained. This Agreement and all conditions and provisions hereof are intended to be for the sole and exclusive benefit of the Underwriters and the Company and their respective successors, and said controlling persons and officers and directors and their heirs and legal representatives, and for the benefit of no other person, firm or corporation. No purchaser of Securities from any Underwriter shall be deemed to be a successor by reason merely of such purchase.

      SECTION 15. No Fiduciary Duties. The Company and each Selling Shareholder acknowledge and agree that (i) the purchase and sale of the Securities pursuant to this Agreement, including the determination of the public offering price of the Securities and any related discounts and commissions, is an arm's-length commercial transaction between the Company and the Selling Shareholders, on the one hand, and the several Underwriters, on the other hand, (ii) in connection with the offering contemplated hereby and the process leading to such transaction each Underwriter is and has been acting solely as a principal and is not the agent or fiduciary of the Company or any Selling Shareholder, or its respective stockholders, creditors, employees or any other party, (iii) no Underwriter has assumed or will assume an advisory or fiduciary responsibility in favor of the Company or any Selling Shareholder with respect to the offering contemplated hereby or the process leading thereto (irrespective of whether such Underwriter has advised or is currently advising the Company or any Selling Shareholder on other matters) and no Underwriter has any obligation to the Company or any Selling Shareholder with respect to the offering contemplated hereby except the obligations expressly set forth in this Agreement, (iv) the Underwriters and their respective affiliates may be engaged in a broad range of transactions that involve interests that differ from those of the Company and each Selling Shareholder, and (v) the Underwriters have not provided any legal, accounting, regulatory or tax advice with respect to the offering contemplated hereby and the Company and each of the Selling Shareholders has consulted its own respective legal, accounting, regulatory and tax advisors to the extent it deemed appropriate.

      SECTION 16. GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

      SECTION 17. TIME. TIME SHALL BE OF THE ESSENCE OF THIS AGREEMENT. EXCEPT AS OTHERWISE SET FORTH HEREIN, SPECIFIED TIMES OF DAY REFER TO NEW YORK CITY TIME.

      SECTION 18. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same Agreement.

      SECTION 19. Effect of Headings. The Section headings herein are for convenience only and shall not affect the construction hereof.

      If the foregoing is in accordance with your understanding of our agreement, please sign and return to the Company and the Attorney-in-Fact for the Selling Shareholders a counterpart hereof, whereupon this instrument, along with all counterparts, will become a binding agreement among the Underwriters, the Company and the Selling Shareholders in accordance with its terms.

                              Very truly yours,

                              NxSTAGE MEDICAL, INC.



                                  By  _____________________________
                                       Title:


                                  By _____________________________
                                      As Attorney-in-Fact acting on behalf of
                                      the Selling Shareholders named in
                                      Schedule B-1 and Schedule B-2 hereto

CONFIRMED AND ACCEPTED,
     as of the date first above written:

MERRILL LYNCH & CO.
MERRILL LYNCH, PIERCE, FENNER & SMITH
                     INCORPORATED
J.P. MORGAN SECURITIES INC.
THOMAS WEISEL PARTNERS LLC
JMP SECURITIES LLC

By:  MERRILL LYNCH, PIERCE, FENNER & SMITH
                            INCORPORATED

By   _________________________________________________________
      Authorized Signatory



By:  J.P. MORGAN SECURITIES INC.



By   _________________________________________________________
      Authorized Signatory



For themselves and as Representatives of the other Underwriters named in Schedule A hereto.

                                   SCHEDULE A

                                                                                 Number of
                                                                               Initial U.S.
       Name of Underwriter                                                      Securities
       -------------------                                                      ----------
Merrill Lynch, Pierce, Fenner & Smith
            Incorporated................................................                  [  ]
J.P. Morgan Securities Inc..............................................                  [  ]
Thomas Weisel Partners LLC..............................................                  [  ]
JMP Securities LLC......................................................                  [  ]
                                                                               ---------------
Total...................................................................            [ ]
                                                                               ===============

                                    Sch A-1

                                  SCHEDULE B-1


                                        Number of Initial
  Name of Selling Shareholder         Securities to be Sold
  ---------------------------         ---------------------
Jeffrey Burbank                              54,771

                                     Sch B-1

                                  SCHEDULE B-2

                                        Number of Initial
  Name of Selling Shareholder         Securities to be Sold
  ---------------------------         ---------------------
Hendrik Kuiper                               178,748

                                     Sch B-2

                                   SCHEDULE C

                              NxStage Medical, Inc.

                           [ ] Shares of Common Stock

                            (Par Value $10 Per Share)

      1. The initial public offering price per share for the Securities, determined as provided in said Section 2, shall be $[ ].

      2. The purchase price per share for the Securities to be paid by the several Underwriters shall be $[ ], being an amount equal to the initial public offering price set forth above less $[ ] per share; provided that the purchase price per share for any Option Securities purchased upon the exercise of the overallotment option described in Section 2(b) shall be reduced by an amount per share equal to any dividends or distributions declared by the Company and payable on the Initial Securities but not payable on the Option Securities.

                                     Sch C-1

                                   SCHEDULE D



                                     Sch D-1

                                   SCHEDULE E

             SPECIFY EACH ISSUER GENERAL USE FREE WRITING PROSPECTUS

                                     Sch E-1

                                                                       Exhibit A

                      FORM OF OPINION OF COMPANY'S COUNSEL
                    TO BE DELIVERED PURSUANT TO SECTION 5(b)


1. The Company is validly existing as a corporation in good standing under the laws of the State of Delaware and has the corporate power and authority to carry on its business and to own, lease and operate its properties, as such business and properties are described in the Prospectus and to enter into and perform its obligations under the Underwriting Agreement.

2. The Company is duly qualified and is in good standing as a foreign corporation authorized to do business in the Commonwealth of Massachusetts.

3. The Subsidiary is validly existing as a corporation in good standing under the laws of the Commonwealth of Massachusetts and has the corporate power and authority to carry on its business as it is, to the knowledge of such counsel, currently conducted, and to own, lease and operate its properties that, to our knowledge, it currently owns, leases and operates.

4. All of the outstanding shares of capital stock of the Company have been duly authorized and are validly issued, fully paid and non-assessable.

5. All the outstanding shares of capital stock of the Subsidiary have been duly authorized and are validly issued, fully paid and non-assessable, and are owned of record by the Company.

6. The Shares have been duly authorized and, when issued and delivered to the Underwriters against payment therefor as provided by the Underwriting Agreement, will be validly issued, fully paid and non-assessable, and the issuance of such Shares will not be subject to any preemptive rights under the Delaware General Corporation Law statute or the Certificate of Incorporation or, to our knowledge, similar contractual rights granted by the Company (except for such preemptive or contractual rights as have been waived).

7. The Underwriting Agreement has been duly authorized, executed and delivered by the Company.

8. The Registration Statement has become effective under the Securities Act, and, to our knowledge, (A) no stop order suspending its effectiveness has been issued and (B) no proceedings for that purpose are pending before or threatened by the Commission.

9. Except as may be required under the Securities Act and the rules and regulations of the Commission thereunder and the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission thereunder, no filing with, or authorization, approval, consent, license, order, registration, qualification or decree of, any United States federal or Massachusetts state governmental authority or agency is necessary for the issuance, sale and delivery of the Shares by the Company to the Underwriters pursuant to the Underwriting Agreement.

10. The execution and delivery of the Underwriting Agreement by the Company and the consummation by the Company of the transactions contemplated thereby will not (A) conflict with or constitute a breach of any of the terms or provisions of, or a default under, the Certificate of Incorporation or By-laws or any indenture, loan agreement, mortgage, lease or other agreement or instrument to which the Company is a party and that is filed as an exhibit to the Registration Statement or (B) violate or conflict with any United States federal or Massachusetts state law, rule or regulation that in our experience is normally applicable in transactions of the type contemplated by the Underwriting Agreement, the Delaware General Corporation Law statute, or any judgment, order or decree specifically naming the Company of which we are aware.

11. The statements in the Prospectus under the captions "Description of Capital Stock", "Certain Material United States Federal Income Tax Considerations for Non-United States Holders", "Underwriting" and "Shares Eligible for Future Sale" and in Item 14 of Part II of the Registration Statement, insofar as such statements constitute matters of law or legal conclusions or summarize the terms of agreements, are correct in all material respects.

12. The statements in the Prospectus under the captions (A) "Risk Factors - Risks Related to our Regulatory Environment", insofar as such statements constitute matters of law relating to the United States Food, Drug and Cosmetic Act, as amended (the "FDC Act"), the regulations promulgated under the FDC Act (the "FDC Regulations") and the FDA approval process under the FDC Act (the "FDA Approval Process"), (B) "Business - Government Regulation", insofar as such statements constitute matters of law relating to the FDC Act, the FDC Regulations and the FDA Approval Process, and (C) "Business - Fraud and Abuse Laws", insofar as such statements constitute matters of law, are correct in all material respects.

13. The Company is not and, after giving effect to the offering and sale of the Shares and the application of the proceeds thereof as described in the Prospectus, will not be an "investment company," as such term is defined in the Investment Company Act of 1940, as amended.

14. To our knowledge, except as described in the Registration Statement, there are no contracts, agreements or understandings between the Company and any person granting such person the right to require the Company to file a registration statement under the Securities Act with respect to any securities of the Company or to require the Company to include such securities with the Shares registered pursuant to the Registration Statement, except for any such rights as have been waived.




In addition to the opinions provided above, we confirm to you as follows: In the course of acting as counsel for the Company in connection with the preparation of the Registration Statement, the General Disclosure Package and the Prospectus, we have participated in conferences with officers and other representatives of the Company, representatives of and counsel for the Underwriters and representatives of the independent public accountants of the Company, during which the contents of the Registration Statement, the General Disclosure Package and the Prospectus were discussed. While the limitations inherent in the independent verification of factual matters and the character of determinations involved in the registration process are such that we are not passing upon and do not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement, the General

Disclosure Package or the Prospectus (except to the extent expressly set forth in paragraphs 12 and 13 above), subject to the foregoing and based on such participation and discussions:

            (a) the Registration Statement, as of the Effective Date, and the Prospectus, as of the date thereof (except for the financial statements, including the notes and schedules thereto, and other financial and accounting data and information, and information relating to the Underwriters and the method of distribution of the Shares by the Underwriters included therein or omitted therefrom, as to which we express no view) appear on their face to be appropriately responsive in all material respects to the requirements of the Securities Act and the applicable rules and regulations of the Commission thereunder,

            (b) no facts have come to our attention that have caused us to believe that (i) the Registration Statement, as of the Effective Date, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading (except as set forth in the parenthetical in clause
                  (a) above), (ii) the General Disclosure Package, as of [insert date and time] (which the Underwriters have informed us is a time prior to the time of the first sale of the Shares by any Underwriter), contained an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading (except that we express no belief as to the information as set forth in the parenthetical in clause (a) above), or (iii) the Prospectus, as of the date it was filed with the Commission pursuant to Rules 424(b)(4) and 430A) under the Securities Act or as of the date hereof, contained or contains an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading (except as set forth in the parenthetical in clause
                  (a) above),

            (c) we are not aware of any contract or other document of a character required by the Securities Act and the applicable rules and regulations of the Commission thereunder to be filed as an exhibit to the Registration Statement that is not so filed, and

            (d) we are not aware of any action, proceeding or litigation pending, contemplated or threatened against the Company before any court or governmental or administrative agency or body that is required by the Securities Act or the rules and regulations thereunder to be described in the Registration Statement or the Prospectus that is not so described.

                                                                       Exhibit B

             FORM OF OPINION OF COUNSEL FOR THE SELLING SHAREHOLDERS
                    TO BE DELIVERED PURSUANT TO SECTION 5(c)

      (i) No filing with, or consent, approval, authorization, license, order, registration, qualification or decree of, any United States federal or Massachusetts state court or governmental authority or agency, (other than such filings, consents, approvals, authorizations, licenses, orders, registrations, qualifications or decrees as may be required pursuant to the Securities Act of 1933, as amended (the "Act") and the rules and regulations of the Securities and Exchange Commission (the "Commission") thereunder and the Securities Exchange Act of 1934, as amended (the "Exchange Act") and the rules and regulations of the Commission thereunder, and such authorizations, approvals or consents as may be necessary under state securities laws, as to which we express no opinion) is necessary or required to be obtained by the Selling Shareholder for the consummation by the Selling Shareholder of the transactions contemplated by the Purchase Agreement or in the Power of Attorney and Custody Agreement, or in connection with the offer, sale or delivery of the Shares.

      (ii) The Power of Attorney and Custody Agreement have been duly executed and delivered by the Selling Shareholder and constitute the valid and binding agreement of the Selling Shareholder.

      (iii) When executed and delivered by the attorney-in-fact in accordance with the Power of Attorney, the Purchase Agreement will have been duly executed and delivered on behalf of the Selling Shareholder.

      (iv) Except with respect to the Act and the rules and regulations of the Commission thereunder and the Exchange Act and the rules and regulations of the Commission thereunder, the execution, delivery and performance of the Purchase Agreement, the Power of Attorney and Custody Agreement by or on behalf of the Selling Shareholder and the sale and delivery of the Shares and the consummation of the transactions contemplated by the Purchase Agreement will not result in any violation of any United States federal or Massachusetts state law, rule or regulation that in our experience is normally applicable to transactions of the type contemplated by the Purchase Agreement, except for such violations that would not have an adverse effect on the ability of the Selling Shareholder to consummate the transactions contemplated by the Purchase Agreement, Custody Agreement and the Power of Attorney.

            (v) Assuming that each Underwriter acquires a security entitlement (within the meaning of Sections 8-102(a)(17) and 8-105 of the UCC) in the Shares transferred by the Selling Shareholder by having such Shares credited to the securities account or accounts of such Underwriter maintained with DTC or another securities intermediary, and makes payment for such Shares as provided in the Purchase Agreement, in each case without notice of any adverse claim (within the meaning of Section 8-105 and 8-502 of the UCC), no action based on an adverse claim (within the meaning of Section 8-102 of the UCC) may be asserted against such Underwriter with respect to such Shares.

                                                                       Exhibit C



        FORM OF OPINION OF COMPANY'S REGULATORY COUNSEL WITH RESPECT TO
           CERTAIN FEDERAL HEALTH REGULATORY MATTERS TO BE DELIVERED
                          PURSUANT TO SECTION 5(b)(B)


     The statements in the following captioned sections of the Prospectus, insofar as they purport to summarize applicable provisions of provisions of the Titles XVIII and XIX of the Social Security Act, Sections 1128A and 1128B(b) of the Social Security Act, Section 1173(d) of the Social Security Act, Section 264 of the Health Insurance Portability and Accountability Act of 1996 and 31 U.S.C.
Section 3729, and the regulations promulgated thereunder, and of the Medicare Benefit Policy Manual, are accurate summaries in all material respects of the provisions purported to be summarized under such captions in the Prospectus:

     (i) "Prospectus Summary - Our Business"(first and second sentences of paragraph 5)

     (ii)"Risk Factors - Risks Related to Our Business - Current Medicare reimbursement rates limit the price at which we can market the System One, and adverse changes to reimbursement could affect the adoption of System One." (fourth sentence)

     (iii)"Risk Factors - Risks Related to the Regulatory Environment - Changes in reimbursement for treatment for ESRD could affect the adoption of our System One and the level of our future products revenues." (first and fifth sentences of paragraph 1; second and third sentences of paragraph 2; and first, second and third sentences of paragraph 3)

     (iv) "Risk Factors - Risks Related to the Regulatory Environment - "We currently have obligations under our contracts with dialysis clinics to protect the privacy of patient health information." (sixth sentence of paragraph 1)

     (v) "Risk Factors - Risks Related to the Regulatory Environment - We are subject to federal and state laws prohibiting "kickbacks" and false and fraudulent claims which, if violated, could subject us to substantial penalties. Additionally, any challenges to or investigation into our practices under these laws could cause adverse publicity and be costly to respond to, and thus could harm our business." (first sentence of paragraph 1; and first sentence of paragraph 2(only with respect to Medicare and Medicaid), second sentence of paragraph 2(only with respect to the portion of the sentence stating 'manufacturers can be held liable under these laws if they are deemed to "cause" the submission of false or fraudulent claims')and fifth sentence of paragraph 2)

     (vi) "Business - Government Regulation - Fraud and Abuse Laws - Anti-Kickback Statutes" (first,fourth, fifth, and sixth sentences of paragraph 1; and second and third sentences of paragraph 2)

     (vii) "Business - Government Regulation - Fraud and Abuse Laws - False Claims Laws" (first, second, third, and sixth sentences)

     (viii) "Business - Government Regulation - Fraud and Abuse Laws - Privacy and Security" (first and second sentences of paragraph 1)

     (ix)"Business - Reimbursement - Chronic Care" (first sentence)

     (x) "Business - Reimbursement - Chronic Care - Medicare" (first, second, third and fifth sentences of paragraph 1; first sentence of paragraph 2, second sentence of paragraph 2 (only with respect to the portion stating "During the waiting period, the patient's existing insurer is responsible for paying primary benefits at the rate specified in the plan") and third sentence of paragraph 2; first, second and third sentences of paragraph 3; first, second and third sentences of paragraph 4; and first and second sentences of paragraph 5)

     (xi) "Business - Reimbursement -- Chronic Care - Medicaid" (first, second and third sentences)

     (xii) "Business - Reimbursement -- Chronic Care - Private Insurers" (third and fourth sentences)

     (xiii) "Business - Reimbursement -- Chronic Care - Critical Care" (first and second sentences).

     The statement in the fifth sentence of paragraph 1 under the caption "Risk Factors - Risks Related to the Regulatory Environment - We are subject to federal and state laws prohibiting "kickbacks" and false and fraudulent claims which, if violated, could subject us to substantial penalties. Additionally, any challenges to or investigation into our practices under these laws could cause adverse publicity and be costly to respond to, and thus could harm our business." in the Prospectus, insofar as such statement purports to state certain possible legal consequences of the application of Section 1128B(b) of the Social Security Act and the regulations promulgated thereunder to the hypothetical described therein, is accurate in all material respects.

                                                                       Exhibit D

                        FORM OF OPINION OF PATENT COUNSEL

1. To the best of our knowledge, Schedule A attached hereto is a true list of patents and patent applications ("Patents"), owned by the Company.

2. To the best of our knowledge, the Company is the exclusive owner of all right, title, and interest in the owned Patents; all such Patents have been properly prepared as to form and have been assigned solely to the Company, which assignments are either recorded in the U.S. Patent and Trademark Office or other foreign patent office, as applicable, or are assignments expected to be filed after execution by employees of the Company, or have been submitted for recording in the U.S. Patent and Trademark Office or other foreign patent office, as applicable; and each of the pending patent applications included in the Patents is being diligently prosecuted by the Company. With respect to Patents that have been assigned to the Company, we have no reason to believe that such assignments are invalid.

3. To the best of our knowledge, there is no prior art or combination of prior art that would invalidate (a) the claims of any issued Patents. In relation to any pending patent applications in which pending claims have not been rejected by the patent office, to the best of our knowledge, there is no prior art that would invalidate any of the claims. In relation to the applications where there has been a rejection, to the best of our knowledge, the arguments responding to any rejections have been advanced in good faith.

4. To the best of our knowledge, the issued Patents have been duly maintained and are in full force and in effect and none has been adjudged invalid or unenforceable in whole or in part.

5. To the best of our knowledge, the operation of the business of the Company, as now conducted or as proposed to be conducted, together with the use of the Intellectual Property Rights owned by or licensed to the Company, does not conflict with, infringe, misappropriate or otherwise violate the intellectual property rights of any third party. To the best of our knowledge, no actions, suits, claims or proceedings have been asserted or threatened against the Company alleging any of the foregoing or seeking to challenge, deny or restrict the operation of the business of the Company. Also to the best of our knowledge, no Court has issued any order, judgment, decree or injunction restricting the operation of the business of the Company.

6. To the best of our knowledge, the statements and the information contained in the Intellectual Property Sections in so far as they relate to patents are accurate in all material respects, fairly represent the matters disclosed therein and do not omit to state a material fact or facts necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

                                                                       Exhibit E

                       FORM OF OPINION OF GENERAL COUNSEL

(1) The Company is duly incorporated under the laws of the State of Delaware.

(2) The Subsidiary is duly incorporated under the laws of the Commonwealth of Massachusetts.

                                                                       Exhibit F

    [FORM OF LOCK-UP FROM DIRECTORS, OFFICERS OR OTHER STOCKHOLDERS PURSUANT
                                TO SECTION 5(i)]

                                     o, 2006

MERRILL LYNCH & CO.
Merrill Lynch, Pierce, Fenner & Smith
                Incorporated
J.P. Morgan Securities Inc.
Thomas Weisel Partners LLC
JMP Securities LLC

  as Representatives of the several
  Underwriters to be named in the
  within-mentioned Underwriting Agreement
c/o  Merrill Lynch & Co.
     Merrill Lynch, Pierce, Fenner & Smith
                 Incorporated
4 World Financial Center
New York, New York  10080

        Re:  Proposed Public Offering by NxStage Medical, Inc.
             -------------------------------------------------

Dear Sirs:

The undersigned, a stockholder and/or an officer and/or director of NxStage Medical, Inc., a Delaware corporation (the "Company"), understands that Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch"), J.P. Morgan Securities Inc. ("JPMorgan"), Thomas Weisel Partners LLC and JMP Securities LLC propose to enter into an Underwriting Agreement (the "Underwriting Agreement") with the Company providing for the public offering (the "Offering") of shares (the "Securities") of the Company's common stock, par value $0.0001 per share (the "Common Stock"). In recognition of the benefit that such an offering will confer upon the undersigned as a stockholder and an officer and/or director of the Company, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the undersigned agrees with each underwriter to be named in the Underwriting Agreement that, during the period from the date hereof through the date that is of 90 days from the date of the Underwriting Agreement (the "Lock-Up Period"), the undersigned will not, without the prior written consent of Merrill Lynch and JPMorgan, directly or indirectly, (i) offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant for the sale of, or otherwise dispose of or transfer any shares of the Company's Common Stock or any securities convertible into or exchangeable or exercisable for Common Stock, whether now owned or hereafter acquired by the undersigned or with respect to which the undersigned has or hereafter acquires the power of disposition, or file, or cause to be filed, any registration statement under the Securities Act of 1933, as amended, with respect to any of the foregoing (collectively, the "Lock-Up Securities") or (ii) enter into any swap or any other agreement or any transaction that transfers, in whole or in part, directly or indirectly, the economic consequence of ownership of the Lock-Up Securities, whether any such swap or transaction is to be settled by delivery of Common Stock or other securities, in cash or otherwise.

      Notwithstanding the foregoing, and subject to the conditions below, the undersigned may transfer the Lock-Up Securities without the prior written consent of Merrill Lynch and JPMorgan:

      (i)   as a bona fide gift or gifts; or

      (ii) upon the undersigned's death, by gift, will or intestate succession to the undersigned's immediate family; or

      (iii) to any trust for the direct or indirect benefit of the undersigned or the immediate family of the undersigned; or

      (iv) as a distribution to limited partners or stockholders of the undersigned;

provided that (1) Merrill Lynch and JPMorgan receive a signed lock-up agreement for the balance of the lock-up period from each donee, trustee, distributee, or transferee, as the case may be, (2) any such transfer shall not involve a disposition for value, (3) such transfers are not required to be reported in any public report or filing with the Securities and Exchange Commission, or otherwise and (4) the undersigned does not otherwise voluntarily effect any public filing or report regarding such transfers.

For purposes of this lock-up agreement, "immediate family" shall mean any relationship by blood, marriage or adoption, not more remote than first cousin.

      Furthermore, the undersigned may sell shares of Common Stock of the Company purchased by the undersigned: (A) as part of the Offering of shares (the "Directed Share Offering") reserved for sale to directors, officers, employees, business associates and related persons; (B) that are allocated to the undersigned by Merrill Lynch and JPMorgan as part of the Offering; or (C) on the open market following the Offering; if and only if (i) such sales are not required to be reported in any public report or filing with the Securities Exchange Commission, or otherwise and (ii) the undersigned does not otherwise voluntarily effect any public filing or report regarding such sales. In addition, the undersigned may sell 64,000 shares of Common Stock acquired from JAFCO and such shares shall not be considered Lock-up Securities.

      Notwithstanding the foregoing, if:

      (1) during the last 17 days of the Lock-Up Period, the Company issues an earnings release or material news or a material event relating to the Company occurs; or

      (2) prior to the expiration of the Lock-Up Period, the Company announces that it will release earnings results or becomes aware that material news or a material event will occur during the 16-day period beginning on the last day of the Lock-Up Period, the restrictions imposed by this letter shall continue to apply until the expiration of the 18-day period beginning on the issuance of the earnings release or the occurrence of the material news or material event, as applicable, unless Merrill Lynch and JPMorgan waive, in writing, such extension.

      The undersigned hereby acknowledges and agrees that written notice of any extension of the Lock-Up Period pursuant to the previous paragraph will be delivered by Merrill Lynch and JPMorgan to the Company (in accordance with Section 12 of the Underwriting Agreement) and that any such notice properly delivered will be deemed to have been given to, and received by, the undersigned. The undersigned further agrees that, prior to engaging in any transaction or taking any other action that is subject to the terms of this lock-up agreement during the period from the date of this lock-up agreement to and including the 34th day following the expiration of the initial Lock-Up Period, it will give notice thereof to the Company and will not consummate such transaction or take any such action unless it has received written confirmation from the Company that the Lock-Up Period (as may have been extended pursuant to the previous paragraph) has expired.

      The undersigned also agrees and consents to the entry of stop transfer instructions with the Company's transfer agent and registrar against the transfer of the Lock-Up Securities except in compliance with the foregoing restrictions.

      This agreement shall lapse and become null and void on June 30, 2006, in the event that the registration statement has not been declared effective by that date.

                                               Very truly yours,


                                               Signature:
                                                         -----------------------

                                               Print Name:
                                                          ----------------------